Exhibit 10.34

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment as indicated by [REDACTED] and separately filed with the Commission.

August 16, 2005

Mr. William Lobeck
President and CEO
Vanguard Car Rental USA Inc.
6929 N. Lakewood Avenue, Suite 100
Tulsa, OK 74117-1808

Dear Mr. Lobeck:

This confirms the agreement (“Agreement”) between Vanguard Car Rental USA Inc. (“Vanguard”) and General Motors (“GM”) regarding the 2005 and 2006 Model Year Daily Rental Purchase Program, other incentives available to Vanguard, conditions attached to each class of incentives and, the availability of and purchase requirements for a daily rental model year program for model years 2007 and 2008. The terms are set forth below:

2005MY DAILY RENTAL PURCHASE PROGRAM

1.                                       Vanguard shall purchase or lease from GM dealers of Vanguard’s choice a minimum of 230,000 2005 model GM vehicles under the terms and conditions of GM’s 2005 Model Year Daily Rental Purchase Program (refer Attachment 1). In order to qualify for the incentives described herein and in consideration thereof, Vanguard has agreed to purchase these GM vehicles in a mix which includes a considerable number of GM’s higher priced models and which represents a higher percentage of these units than Vanguard otherwise would purchase. The agreed mix of units is as follows:

Cavalier		Venture
Aveo		Uplander
Cobalt		Montana
Sunfire		Montana SV6
Vibe		Terraza
Grand Am		Astro
G6		Safari
Malibu		Envoy
Classic	[REDACTED]	Tahoe	[REDACTED]
LaCrosse		Equinox
Century		TrailBlazer
Grand Prix		Chev Express Van
Monte Carlo		Suburban
Impala		Silverado
LeSabre		Aztek
Bonneville		Rendezvous
Park Avenue		Yukon
DeVille		Escalade
SRX
Total Units

* Includes [REDACTED] Malibu Maxx units

General Motors Corporation	Renaissance Center	Tower 100, 20th floor	313-665-1407
	Mail Code 482-A20-B96	Detroit, MI 48265-1000	Fax 313-667-1159

Memo: +/(-) to the above include:
Cavalier		Aveo		Cobalt		Sunfire		Vibe
Grand Am		G6		Malibu		Classic		SRX
LaCrosse		Century		Gr. Prix		MtCarlo		Impala
Yukon	[REDACTED]	Bonneville	[REDACTED]	DeVille	[REDACTED]	Venture	[REDACTED]	Astro	[REDACTED]
Safari		Envoy		Aztek		Tahoe		TrailBlzr
Express		Suburban		Silverado		Rendezvous		Escalade
Uplander		Yukon XL		Mont. SV6				Total

•                  Vanguard agrees to make payment on units noted in Paragraph 1 to the ordering dealer immediately upon delivery.

•                  If additional allocation becomes available in the following brands, Cobalt, G6, LaCrosse, GM and Vanguard will attempt to remix the above volume.

•                  XM Radio will be activated on all units ordered/produced with XM Radio. The monthly charge established for this service will be competitive with rates charged to Vanguard’s competitors for like volumes.

a.               In exchange for Vanguard’s commitment of placing a minimum volume of 230,000 units, GM agrees to provide the following scheduled bonus payments, according to the following non-cumulative minimum rate of payment, provided vehicle production orders are entered in GM’s Vehicle Order Management System (VOMS) by November 7, 2004.

2004CY Production – Schedule A

Bonus		Volume
$		>		units
$		>		units
$	[REDACTED]	>	[REDACTED]	units
$		>		units
$		>		units

1.               For units in excess of [REDACTED] GM will continue to make payment to Vanguard at the same rate per unit as the highest rate of payment

2.               All bonus payments will be made in January of 2005, in accordance with the terms and conditions noted in Section 5 of this Agreement.

b.              Provided that a minimum volume of 230,000 Vanguard orders are entered into VOMS by April 17, 2005 and are accepted for final model year production by July 31, 2005, GM shall pay to Vanguard the following total model year volume bonus payment, according to the following non-cumulative minimum rate of payment.

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2005MY Production – Schedule B

Bonus		Volume
$
$
$	[REDACTED]
$
$

1.               For units in excess of 230,000 units, GM will continue to make payment to Vanguard at the highest rate of payment.

2.               All bonus payments will be made in July of 2005, in accordance with the terms and conditions noted in Section 5 of this Agreement.

c.               In exchange for the Agreement to purchase, promote and service the number of 2005 models and in a vehicle mix satisfactory to GM, as described in Section 1 of this Agreement, GM will provide Vanguard with the sum of $ [REDACTED], in addition to any incentives due under the terms and conditions of GM’s 2005 Model Year Daily Rental Purchase Program. Payment of this sum will be made upon conversion and submission of such vehicles in accordance with Section 6 of this Agreement.

Should Vanguard not purchase or lease the 230,000 units at the agreed mix in Model Year 2005 or for Model Year 2006, upon demand, Vanguard shall remit to General Motors all the applicable pro-rated amount for any year that Vanguard does not order 230,000 units.

2.                                       GM shall make available to Vanguard the YT1 2005MY Daily Rental Short-Term Purchase Program (Attachment 2) with a cap of [REDACTED]% of the total 230,000 volume purchase. IF the limits for YT1 are exceeded, GM will request reimbursement for depreciation and interest for the number of units that exceed the YT1 limits. Specified quantities and brands are described in Attachment 2(a) and incorporated herein by reference.

a.               GM shall permit [REDACTED] units each of the following brands, Equinox, LaCrosse, G6, Cobalt, Uplander, Terraza and Montana SV6 ordered by Vanguard under the 2005MY Daily Rental Short-Term Purchase Program to be purchased by GM within 3 months of in-service without penalty.

b.              GM shall pay to Vanguard a depreciation credit upon application of such eligible units under the YT1 2005MY Daily Short Term Purchase Program. Payment of this depreciation adjustment will be made in accordance with Section 6.

If the total model year volume purchase falls below 230,000 (excluding any build out shortages or other GM related work stoppages), the maximum Short-Term Vehicle

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Purchase Program (YT1) volume will drop proportionately (Total volume purchase less than 230,000 by 10%, short-term volume maximum is reduced by 10%).

3.                                       GM agrees to offer Vanguard a 2005MY Reclassification Program. Under this program, GM will provide Vanguard with program guidelines and specific model allowances (refer to Attachment 3). Vanguard will be required to provide a VIN listing with supporting detail of eligible units under this program prior to receiving payment. In addition, incentive applications must be made quarterly and sent in an electronic media transmission to GM’s Remarketing Information System (RIMS). Payment will be made Quarterly upon submission of such vehicles.

2005 MODEL YEAR GENERAL TERMS & CONDITIONS:

4.                                       In all advertising and promotional materials, Vanguard undertakes for the 2005 Model Year (September 1, 2004 through August 31, 2005), Vanguard will feature only GM products where any vehicle is featured or promoted and where like GM product is available. During the term of this Agreement, Vanguard shall provide such space and shall include such tag lines as is in accordance with the custom of the trade and industry. Refer to Attachment 4 for further guidelines relative to advertising and promotional materials.

5.                                       GM and Vanguard agree, until all terms and conditions of this Agreement have been fulfilled, GM, as an accommodation to Vanguard, but without any contractual or legal obligation to do so, will pay to Vanguard the pro rata portion of the sum(s) described in Paragraphs 1a, 1b and 1c, by the 25th day of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by GM provided GM receives Vanguard’s electronic media transmission by the last business day of the month unless otherwise stated in each provision. An electronic media transmission received after the last business day of the month will be paid by the 25th of the following month. This electronic media transmission must Include VIN numbers on the portion of the minimum [REDACTED] units delivered in the preceding month and model year. Vanguard also shall provide to GM, at the end of each month, a schedule of 2004 and 2005 model vehicle returns by vehicle size (e.g., economy, midsize, etc.) by month of the 2004 and 2005 calendar years.

6.                                       As a condition of payment described in Paragraphs 1(a), 1(b) and 1(c) herein, Vanguard will provide to GM, at the beginning of each month, a schedule of anticipated purchases of 2005 model year vehicles (Model Year Fleet Plan) by division and car line, by month and model year. Vanguard also shall provide to GM, at the end of each month, a schedule of 2004 and 2005 model vehicle returns by vehicle size (e.g. economy, midsize, etc.) by month of the 2004 and 2005 calendar years.

7.                                       In the event that Vanguard chooses to cancel any order, placed by Vanguard through its respective dealers, at Event Code 3000, as described in the GM Order Guide, GM will assess a penalty of $500 per vehicle to be paid to GM upon demand.

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8.                                       Vanguard’s orders for [REDACTED] 2005MY Grand Am and [REDACTED] Classic vehicles, as noted in Paragraph 1, will be submitted for production according to the fixed monthly percentage production chart noted on Attachment 5.

MODEL YEAR 2006

9.                                       Vanguard shall purchase or lease from GM dealers of Vanguard’s choice a minimum of [REDACTED] 2006 model GM vehicles under the terms of a daily rental purchase program for 2006 established by GM that will be comparable to the 2005MY Daily Rental Purchase Program. GM reserves the right to place new models (as defined by GM) on any of the four (4) 2006MY purchase percentage tiers or create a new tier.

10.                                 GM shall permit to Vanguard a minimum availability of [REDACTED]% of the Daily Rental Short-Term Purchase Program (YT1) based on the total aggregate agreed upon volume for model year 2006.

The vehicle mix and production timing in Model Year 2006 will be reasonably satisfactory to both parties.

11.                                 Provided Vanguard’s purchase of 2006MY vehicles is within the parameters (other than change of ordering dates) set forth in Paragraph 1(a), 1(b) and 1(c) above, GM shall pay Vanguard 2006 Daily Rental Purchase Program incentives at the same rate as set forth in sections 1(a), 1(b) and 1(c)

MODLE YEAR 2007 through 2008

12.                                 For Model Years 2007 and 2008, GM shall provide a competitive daily rental purchase program for Vanguard structured like the 2005MY Daily Rental Purchase Program including a competitive incentive package that is similar to programs offered by other automotive manufacturers. GM reserves the right to place new models (as defined by GM) on any of the four (4) 2007MY - 2008MY purchase percentage tiers or create a new tier.

13.                                 During the model years 2007 through 2008, providing GM can meet Vanguard’s fleet purchase requirements, Vanguard agrees to maintain a minimum GM share penetration of 75% of Vanguard Fleet Purchases and Leases.

14.                                 GM shall provide Vanguard with at least twelve (12) months prior written notice after the 2008 Model Year if GM makes the business decision to discontinue its purchase programs. This notice of discontinuance pertains only to Model Years after and beyond Model Year 2008.

GENERAL

15.                                 During the term of this Agreement, in all advertising and promotional materials, which Vanguard undertakes, Vanguard shall feature only GM products where any vehicle is

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featured or promoted and where like GM product is available. Accordingly, Vanguard shall allow such space and include such tag lines as is in accordance with the custom of the trade and industry.

16.                                 All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties when the exact circumstances faced by both parties are known at the time of vehicle delivery. It is understood that these adjustments may require Vanguard to purchase a comparably priced mix of product.

17.                                 In the event that either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns as defined by the Federal Government, the parties will enter negotiations with the intent of allowing both to continue business without substantial penalty.

18.                                 Vanguard agrees to retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program. Vanguard agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records Vanguard is to maintain under this Agreement. Vanguard agrees to make such accounts and records readily available at its facilities during regular business hours. GM agrees to furnish Vanguard with a list of any reproduced records.

19.                                 This agreement is confidential and proprietary information of GM and Vanguard and is intended for the sole use by GM and Vanguard and is not to be disclosed to any third parties, except as required by applicable law. If Vanguard is required to disclose this information, Vanguard will notify GM in advance of such disclosure in order to allow GM an opportunity to protect the confidentiality of this information. Failure to maintain confidentiality of the terms of this agreement may result in loss of Fleet Authorization privileges with regard to future purchases.

This letter amends the Letter Agreement, dated October 14, 2003, between CAR Acquisition Company LLC, Vanguard, Cerberus Capital Management, L.P. and General Motors in that is sets forth specific number and types of units to be purchased from General Motors dealers for Model Year 2005 and these terms shall be substantially the same for Model Year 2006. The parties have not set specific mix purchase targets for either Model Year 2007 or Model Year 2008.

Paragraph 3 of the Letter Agreement of October 14, 2004 said:

1.                                       Purchaser [CAR Acquisition Company LLC] and Operating Newco [Vanguard Car Rental USA, Inc. (including any successor thereto)] agrees that with respect to the 2006 Model Year, to the extent that the depreciation freeze program contemplated by paragraph 7 of the letter agreement, dated July 16, 2003, among GM, Cerberus, Purchaser and Operating Newco is in effect for Model) Year 2006, the incentive payments that would be otherwise due and payable by

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GM to Operating Newco January and July 2006 may be deferred by GM, and if so deferred, shall be promptly paid by GM to Operating Newco on a monthly basis as and when the exposure of GM as a result of any actual or potential Freeze Period (as defined in such letter agreement) is reduced. For example, if the January and July 2006 incentive payments aggregate to $[REDACTED] million, and the depreciation freeze program contemplated by paragraph 7 of the letter agreement is in effect, then GM may defer payment of any portion of the $[REDACTED] million until such data that, as a result of the purchase by GM of 2006 Model Year vehicles under the GM Purchase Agreement of otherwise, the dollar amount of the exposure of GM as a result of any actual or potential Freeze Period is equal to or less than $[REDACTED] million and if, as a result of purchases by GM of vehicles under the GM Purchase Agreement, such exposure is reduced to $[REDACTED] million at the end of the subsequent month, GM shall promptly remit $[REDACTED] million of the deferred incentive payments to Operating Newco.

It is the intent of the parties to leave that provision of the Agreement of October 4, 2004 unchanged and fully effective.

On behalf of the General Motors’ Car and Truck Divisions, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

/s/ Brian McVeigh
Brian McVeigh
General Manager
GM Fleet & Commercial Operations

/s/ William E. Lobeck
Acknowledged and Agreed
Vanguard Car Rental USA Inc.

Date:	September 7, 2005

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Attachment 1 - Part 1 of 2

GENERAL MOTORS CORPORATION
2005 MY DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.                                       PROGRAM NAME AND NUMBER:

2005 Model Year Daily Rental Purchase Program for Daily Rental Operators - Program No. 01-05.

2.                                       PROGRAM DESCRIPTION:

To provide General Motors dealers certain purchase information on selected 2005 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

3.                                       PROGRAM ALLOWANCES:

The purchase amount shall be calculated as a percent of dealer invoice including freight. The purchase percentage varies month by month and is determined by the month the vehicle is returned to and accepted by General Motors in accordance with GM Auction Guidelines.

•                                          Vehicles are assigned into one of the four tier groups. (Refer Attachment “A” for tier composition and Attachment “B” for respective tier monthly purchase percentage).

•                                          The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

•                                          Depreciation from capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. Purchase percentages vary by month of return to and acceptance by GM (out-of-service date as described in Attachment “B”).

•                                          In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

•                                          Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option Group discounts.

The following models are not eligible: XLR, Corvette, Van Conversions (including Hi-Cube and Stepvan), and Full Size Cargo Vans.

Vehicles delivered from dealer inventory are not eligible for enrollment in the 2005 Daily Rental Purchase Program.

Dealers will receive seven (7) additional days following the expiration of transit time before the invoice is due for payment, in lieu of interest credit days. Vehicle payment is due upon delivery to the fleet customer (if prior to invoice interest commencement date). By providing this additional allowance, interest reimbursements will not be made for vehicles arriving one (1) to seven (7) days after the expiration of transit time. Vehicles arriving more than ten (10) days after the interest commencement date are eligible for reimbursement under the GM In-Transit Credit Program.

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4.                                       ORDER/ DELIVERY/IN-SERVICE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2005 model year program and ending when dealers are notified that 2004 model year orders are no longer being accepted.

All Orders must be received under the FDR order type.

Delivery, In-Service, Production - 2005 model year.

Delivery must be reported as an 020 – Daily Rental Delivery type

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

Minimum In-Service Period - None.

Maximum In-Service Period - 24 months or July 31, 2007 (which ever occurs first).

Mileage Requirements:

•                                          No maximum mileage limitations.

•                                          Refer to Attachment “B” for excess mileage penalties.

All units to be purchased by General Motors Corporation under this program must be returned and accepted by July 31, 2007. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date as noted on page 1 of these program guidelines. GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement. Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period. Documentation on these vehicles must be retained on file for audit purposes.

5.                                       ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

All new and unused 2005 General Motors models, specified on Attachment “A”, with required minimum factory installed equipment levels specified on Attachment “C” (pgs 1-34) and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers. (Refer to 10A).

All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type - FDR.

Ordering Instructions: All purchase orders must contain fleet processing option VN9 and your customer UPC processing code. Vehicles must be ordered with minimum option requirements specified on Attachment “C”.

Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (FAN) of record and account name.

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The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.

Dealer orders currently on hand or in the system that qualify under this program, unless they do not contain the appropriate processing options, can be amended or canceled and reordered if they have not been released to production. This is the ordering dealer’s responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer Mandatory Optional Equipment.

Required Options - Processing Option VN9 and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2004 Model Year Daily Rental Purchase Program. Processing Option VN9 will provide a net invoice - less holdback.

6.                                       COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2005 Model Year Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.                                       METHOD OF APPLICATION: Not Applicable.

8.                                       METHOD OF PAYMENT:

Check to title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site and General Motors Corporation.

Purchase payment is made in the form of a check to the title holder or financial institution at the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental operator desire co-payee/redirection, please direct requests for additional information in writing to:

ACS	Wendy.Dye@ACS-inc.com
1225 W. Washington	Ph# 602-797-5289
Suite 300	Fax 602-797-6551
Tempe, Az. 85281-1210

9.                                       FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

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10.                                 OTHER PROGRAM GUIDELINES:

A.                                   This is the General Motors guideline regarding the definition of a “rental vehicle”:

“The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase.”

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase. If necessary General Motors will audit the rental company to ensure compliance with this guideline.

B.                                     All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

C.                                     All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.                                    All deliveries to customers with a valid Fleet Account Number (FAN) must be reported as 020 Daily Rental fleet delivery regardless of order type.

E.                                      Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement.

F.                                      Orders not produced during the 2005 model production period will be canceled. There are no provisions for dealers and/or rental customers to receive any allowance for canceled orders.

G.                                     Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

H.                                    General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

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Attachment A

2005 Model Year - Daily Rental Fleet Program

Tier Repurchase Program

Tier 1	Tier 2	Tier 3	Tier 4

Aveo	Astro	Blazer	CTS
Century	Aztek	Bonneville	DeVille
Classic	C/K Trucks	Canyon	Park Ave.
Grand Am	Cavalier	Colorado	STS
Grand Prix	Express	Envoy	SRX
GTO	Impala	Escalade
Malibu	Montana	LeSabre
Saturn ION	Monte Carlo	Rainier
Saturn L	Rendevous	Suburban
Saturn VUE	Safari	Tahoe
Sunfire
Coupe	SSR	Trailblazer
Equinox	Venture	Yukon
Vibe	Uplander	Yukon XL
Montana
G6	SV6
LaCrosse	Terraza
Cobalt	Relay

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Attachment B

2005 Model Year - Daily Rental Fleet Program Residual Value Purchase Program

Month Of
Vehicle					Free	Excess	Damage
Return &	Purchase Percentages				Miles	Mileage	Allowance
Acceptance	Tier 1	Tier 2	Tier 3	Tier 4	(1)	Penalty	(2)
	%	%	%	%

Aug 2004	91	91.5	92	95	20,000	$0.13	400
Sep	91	91.5	92	95	20,000	$0.13	400
Oct	91	91.5	92	95	22,500	$0.13	400
Nov	90	90.5	91	94	22,500	$0.13	400
Dec	89	90	91	94	22,500	$0.13	400
Jan 2005	88	89	90	93	25,000	$0.13	400
Feb	86.5	88	89.5	92.5	25,000	$0.13	400
Mar	85	87	89	92	25,000	$0.13	400
Apr	84.5	86	88	91	27,500	$0.13	400
May	83.5	85.5	87	90	27,500	$0.13	400
June	82.5	84.5	86	89	29,250	$0.18	400
July	82.5	83.5	85	88	29,250	$0.18	400
Aug	81	82.5	84	87	29,250	$0.18	400
Sep	79	81.5	83	86	29,250	$0.18	400
Oct	79	80.5	82	85	29,250	$0.18	400
Nov	79	80	81	84	29,250	$0.18	400
Dec	79	80	80	83	29,250	$0.18	400
Jan 2006	80	80	80	83	31,000	$0.18	400
Feb	78.5	79	80	83	31,000	$0.18	400
Mar	78	78.5	79	82	31,000	$0.18	400
Apr	77	77.5	78	81	33,000	$0.18	400
May	76	76.5	77	80	33,000	$0.18	400
June	75	75.5	76	79	33,000	$0.18	400
July	74	74.5	75	78	35,000	$0.28	400
Aug	73	73.5	74	77	35,000	$0.28	400
Sep	72	72.5	73	76	35,000	$0.28	400
Oct	71.5	72	72.5	75.5	37,500	$0.28	400
Nov	71	71.5	72	75	37,500	$0.28	400
Dec	71	71.5	72	75	37,500	$0.28	400
Jan 2007	71	71.5	72	75	40,000	$0.28	400
Feb	69	70	71	74	40,000	$0.28	400
Mar	67	68	68	72	40,000	$0.28	400
Apr	65	67	67	70	42,500	$0.28	400
May	63	65	65	68	42,500	$0.28	400
June	61	63	65	68	42,500	$0.28	400
July	59	61	63	66	42,500	$0.28	400

Major Program Features

Avg. Invoice/lncludes DFC

•                  100% Purchase Program

•                  Purchase amount calculated as percent of Capitalized Cost based on month of return to & acceptance by GM

•                  The daily purchase rate equals the monthly rate difference divided by the number of days in that month

•                  No Minimum In-Service

•                  24 Month Maximum in-Service

•                  No Maximum Mileage Limitations

•                  Effective date of mileage change is the first day of the month

•                  Out-of-stock vehicles not eligible

•                  All units to be purchased by General Motors must be returned and accepted by:

2004 Models - July 31, 2006
2005 Models - July 31, 2007

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Attachment 1

GENERAL MOTORS CORPORATION

2005 MY SHORT-TERM YT1 - DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.                                       PROGRAM NAME AND NUMBER:

2005 Model Year Daily Rental Purchase Program for Daily Rental Operators - Program No. 01-05S.

2.                                       PROGRAM DESCRIPTION:

To provide General Motors dealers certain purchase information on selected 2005 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

This program contains the following attachments:

Attachment 1 Part 2	Vehicle Return Standards and Procedures
Attachment A:	Required Minimum Equipment Levels
Attachment B:	Vehicle Deprecation Rates

3.                                       PROGRAM ALLOWANCES:

The purchase amount shall be calculated beginning with dealer invoice including freight. Deducted from Dealer Invoice will be depreciation factored on the monthly depreciation rate times 12 months and divided by 365 days in the year multiplied by the number of days in service determined by the day the vehicle is returned to and accepted by General Motors in accordance with GM Turnback Standards & Procedures.

•                                          Return purchase amount will be net of calculated depreciation and applicable damage including MET items and/or mileage penalties as well as any other applicable administration fees as noted in the GM Turnback Standards & Procedures.

•                                          In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

•                                          Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental fleet customer meets all program parameters and completes the sign-off procedures.

Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option Group discounts.

The following models are not eligible: Corvette, XLR, Van Conversions (including Hi-Cube and Stepvan), and Full Size Cargo Vans.

Vehicles delivered from dealer inventory are not eligible for enrollment in the 2005 Daily Rental Purchase Program.

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Dealers will receive seven (7) additional days following the expiration of transit time before the invoice is due for payment, in lieu of interest credit days. Vehicle payment is due upon delivery to the fleet customer (if prior to invoice interest commencement date). By providing this additional allowance, interest reimbursements will not be made for vehicles arriving one (1) to seven (7) days after the expiration of transit time. Vehicles arriving more than ten (10) days after the interest commencement date are eligible for reimbursement under the GM In-Transit Credit Program.

4.                                       ORDER/ DELIVERY/IN-SERVICE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2005 model year program and ending when dealers are notified that 2005 model year orders are no longer being accepted.

Fleet Order Type	FDR
Mandatory Ordering Options	VN9, YT(x)
Customer Assigned UPC
Minimum Equipment	See Attachment A

Delivery

All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

All deliveries to customers with a valid Fleet Account Number (FAN) must be reported as fleet deliveries regardless of order type.

Required Fleet Delivery Type	020 - Daily Rental

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

In-Service Requirements

Minimum In-Service Period - 5 months

Maximum In-Service Period -12 months

Mileage Requirements:

•                                          0-150 days in Service -19,000 Free Miles

•                                          151 -365 days in Service - 24,000 Free Miles

•                                          Mileage Penalty: $0.25/excess mile

All units to be purchased by General Motors Corporation under this program must be returned and accepted by July 31, 2005. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date as noted on page 1 of these program guidelines. GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement. Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period. Documentation on these vehicles must be retained on file for audit purposes.

2

5.                                       ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

All new and unused 2005 General Motors models, specified on Attachment B, with required minimum factory installed equipment levels specified on Attachment A and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers. (Refer to 10A).

All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type.

Ordering Instructions: All purchase orders must contain fleet processing option VN9, YTl and your customer UPC processing code. Vehicles must be ordered with minimum option requirements specified on Attachment “A”.

Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (FAN) of record and account name.

The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.

Dealer orders currently on hand or in the system that qualify under this program, unless they do not contain the appropriate processing options, can be amended or canceled and reordered if they have not been released to production. This is the ordering dealer’s responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer Mandatory Optional Equipment.

Required Options - Processing Option VN9, YT(x) and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2005 Model Year Daily Rental Purchase Program. Processing Option VN9 will provide a net invoice - less holdback.

6.                                       COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2005 Model Year Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.                                       METHOD OF APPLICATION: Not Applicable.

8.                                       METHOD OF PAYMENT:

Check to title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site and General Motors Corporation.

3

Purchase payment is made in the form of a check to the title holder or financial institution at the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental operator desire co-payee/redirection, please direct requests for additional information in writing to:

ACS	Wendy Dye
1225 W. Washington	Ph# 602-797-5287
Suite 300	Fax 602-797-6551
Tempe, Az. 85281-1210

9.                                       FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.                                 OTHER PROGRAM GUIDELINES:

A.                                   This is the General Motors guideline regarding the definition of a “rental” vehicle:

“The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase.”

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase. If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

B.                                     All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

C.                                     All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.                                    All deliveries to customers with a valid Fleet Account Number (FAN) must be reported as fleet deliveries regardless of order type.

E.                                      Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement.

4

F.                                      Orders not produced during the 2005 model production period will be canceled. There are no provisions for dealers and/or rental customers to receive any allowance for canceled orders.

G.                                     Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

H.                                    General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

5

Attachment 2

YT1 Parameters and Rates

2005 Model Year Program

Vehicle Segment	Depreciation	Comments
$/month
Up To 10% Of Each Carline
Brand	1st/2nd Cycle
Holding Period
Small:		5 month min - 12 month maximum
Aveo	320/350
Cavalier	320/350	Damage Allowance - $400
Cobalt	330/360
Sunfire	320/350
Ion	320/350	0-150 days in Service
19,000 Free Miles
Compact:
Grand Am	375/395	151-365 days in Service
G6	375/395	24,000 Free Miles
Vibe	375/395

MidSize:		$0.27/mile mileage penalty
Malibu	380/410
Classic	380/410
Century	375/390	In-Service Date (Expiration in Transit + 5 Days):
Monte Carlo	380/410	First Cycle - Up To January 31, 2005
Impala	380/410	Second Cycle - Feb 1, 2005 and Beyond
Grand Prix	380/410
LaCrosse	390/420
Saturn L	375/405
GTO	450/500

Large:
Bonneville	410/440
LeSabre	410/440

Luxury:
Park Avenue	400/410
DeVille	545/570
STS	955/975
CTS	645/670

Lt-Duty Truck:
Venture	365/395
Montana	365/395
Montana SV6	365/395
Uplander	365/395
Astro/Safari	365/396
Terraza	365/395
Relay	365/395
Colorado	380/425
Canyon	380/425
Blazer	365/385
VUE	365/385
TrailBlazer	380/410
Equinox	375/395
Rainier	375/405
Envoy	375/405
SRX	775/825
Express Van	360/390
Savana Van	360/390
Silverado/Avalanche	370/400
Sierra	370/400
Tahoe	490/520
Yukon	490/520
Suburban	490/520
Yukon XL	490/520
SSR	650/750
Aztek	375/395
Rendezvous	375/395
Escalade	575/600

2005 Model Year VN9 Minimum Equipment Requirement

	05	05
	70%	30%
Models	Impala	Impala LS
	1WF19	1WW19

Package	1SB	1SA

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
Air Conditioning	STD	STD
Power Seat - Driver Side	PKG	STD
Cruise Control	PKG	STD
Seat Trim	D Level Trim	50% Leather
Radio	PKG	UN0
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Sunroof	10%	5%
Wheels	STD	STD
Keyless Entry	STD	STD
Power Door Lock	STD	STD
Power windows	STD	STD
Floor Mats	PKG	B34
ABS	A	STD
Spoiler	Available w/PCH	STD
U2K (XM radio)	A	15%

Exterior Colors
Impala

Code	Description	Volume Percentage
67U	Lt. Tarnish Silver Metallic	15%
15U	Sandstone Metallic	25%
21U	Laser Blue Metallic	5%
22U	Superior Blue	10%
40U	White	20%
41U	Black	Not Available
74U	Victory Red N/A w/TBD Sport Appearance Impala	0%
63U	Sport Red Metallic	15%
88U	Medium Gray Metallic	10%
68U	Blue Ice Metallic	Not Available

05
Models	MonteCarlo LS
1WW27

Package	1SB

Required Options
Engine	STD
Automatic Transmission	STD
Air Conditioning	STD
Power Seat - Driver Side	PKG
Cruise Control	PKG
Seat Trim	N/A
Radio	PKG
Rear Defogger	STD
Smokers Package	N/A
Sunroof	20%
Wheels	STD
Keyless Entry	STD
Power Door Lock	STD
Power windows	STD
Floor Mats	PKG
ABS	A
Spoiler	N/A
U2K (XM radio)	25%

Exterior Colors
MonteCarlo LS

Code	Description	Volume Percentage
67U	Lt. Tarnish Silver Metallic	25%
15U	Sandstone Metallic	20%
22U	Superior Blue	5%
21U	Laser Blue Metallic	5%
40U	White	20%
41U	Black	Not Available
74U	Victory Red	15%
63U	Sport Red	5%
88U	Medium Gray Metallic	5%

	05	05
Models	Malibu LS	Malibu MAXX LS
	1ZT69	[ILLEGIBLE]

Package	1SB	1SA

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
Air Conditioning	STD	STD
Power Seat - Driver Side	PKG	N/A
Cruise Control	STD	STD
Seat Trim	STD	STD
Radio	STD	STD
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Sunroof	10%	N/A
Wheels	STD	STD
Keyless Entry	STD	STD
Power Door Lock	STD	STD
Power windows	STD	STD
Floor Mats	PKG	B37
ABS	STD	STD
Spoiler	T43	T43
U2K (XM radio)		A

Exterior Colors
Malibu LS

Code	Description	Volume Percentage
12U	Galaxy Silver Metallic	25%
25U	Dark Blue metallic	5%
33U	Light driftwood metallic	20%
40U	White	15%
41U	Black	Not Available
63U	Sport Red Metallic	10%
88U	Medium Gray Metallic	15%
92U	Silver Green Metallic	5%

05
Models	Classic
1ND69

Package	1SA

Required Options
Engine	STD
Automatic Transmission	STD
Air Conditioning	STD
Power Seat - Driver Side	AG1
Cruise Control	STD
Seat Trim	STD
Radio	STD
Rear Defogger	STD
Smokers Package	N/A
Sunroof	N/A
Wheels	30% PWS
Keyless Entry	STD
Power Door Lock	STD
Power windows	STD
Floor Mats	B34
ABS	10%
Spoiler	N/A
U2K (XM radio)	N/A

Exterior Colors
Classic

Code	Description	Volume Percentage
12U	Galaxy Silver Metallic	30%
50U	Summit White	30%
33U	Light Driftwood Metallic	25%
88U	Medium Gray Metallic	15%

	05	05
	80%	20%
Models	Cavalier	Cavalier LS
	1JC37/1JC69 20%/80%	1JF69
Package	1SB	1SA

Required Options
Engine	STD	STD
Automatic Transmission	MXO	MXO
Air Conditioning	STD	STD
Power Seat - Driver Side	N/A	N/A
Cruise Control	K34	STD
Seat Trim	STD	STD
Radio	PKG	STD
Rear Defogger	STD	STD
Smokers Package	A	A
Sunroof	1JC37:A 1JC69: N/A	N/A
Wheels	STD	STD
Keyless Entry	AU0	STD
Power Door Lock	Included w/ AU0	STD
Power Windows*	A31	STD
Power Mirrors	DG7
Floor Mats	PKG	STD
ABS	A	STD
Spoiler	T43	T43

Exterior Colors

Cavalier
Code	Description	Volume Percentage
34U	Rally Yellow (N/A for 1JC69)	5%
41U	Black	Not Available
49U	Sandrift Metallic	20%
50U	Summit White	15%
56U	Sunburst Orange	5%
74U	Victory Red	15%
91U	Arrival Blue Metallic	15%
95U	Ultra Silver Metallic	25%
47U	Dark Green Metallic	Not Available

	05	05
	80%	20%
Models	Cobalt LS	Cobalt LT
50%/50%
Package	1SA/1SB	1SA

Required Options
Engine	STD	STD
Automatic Transmission	MXO	MXO
Air Conditioning	STD	STD
Cruise Control	K34	K34
Seat Trim	STD	STD
Radio	U2K&USB&UQ3	U2K & USB
Rear Defogger	STD	STD
Smokers Package	STD	STD
Sunroof	A	A
Wheels	STD for ISA, PKG for ISB	STD
Keyless Entry	STD	STD
Power windows	STD	STD
Floor mats	STD	STD
Spoiler

Exterior Colors
Cobalt LS/LT

Code	Description	Volume Percentage
15U	Sandstone Metallic	20%
34U	Rally Yellow, Not Available on LT Sedan	10%
38U	Emerald Jewel Metallic	10%
41U	Black	N/A
46U	Blue Granite Metallic	10%
50U	Summit White	10%

56U	Sunburst Orange Metallic, Not Available on LT Sedan	10%
74U	Victory Red, Not Available on LT Sedan	10%

91U	Arrival Blue Metallic, Not Available on LT Sedan	10%

95U	Ultra Sliver Metallic, Not Available on LT Sedan	10%

05
Models	Avco LS
1TD69/1TD48

Package	1SB

Required Options
Engine	STD
Automatic Transmission	MXO
Air Conditioning	PKG
Cruise Control	N/A
Seat Trim	STD
Radio	U3L
Rear Defogger	STD
Smokers Package	STD
Sunroof	N/A
Wheels	PG4
Keyless Entry	N/A
Power windows	A31
Floormats	PKG
Spoiler	N/A

Exterior Colors
Avco

Code	Description	Volume Percentage
03U	Aqua	5%
11U	Summit White	15%
32U	Pastel Blue	5%
33U	Bright Blue Metallic	10%
34U	Modern Green	5%
52U
	Summer Yellow. Unavailable on 11D69 SVM 1SV	5%

54U	Spicy Orange. Unavailable on 1T069 SVM 1SV	5%
73U	Victory Red	20%
77U	Sport Red. Unavailable on 1TD48 SVM 1SV	5%
87U	Black	5%
95U	Galaxy Silver	20%

	05	05
Models	Express	Express
	CG 13406	CG33706*
CH13406
CG23406
CG33406
Package	1SB	1SB

Required Options
Engine	LM7/LQ5	LQ4
Automatic Transmission	STD	STD
Air Conditioning	PKG	STD
Power Window	PKG	PKG
Keyless	PKG	PKG
Seat Trim	**G	**G
Seat*	STD	ZP3
Radio	UIC	UIC
Rear Defogger	C49	C49
Rear Axle	GU6/GT4	GU6/GT4
Glass	AJI	AJI
Feature Package	N/A	N/A
Doors	YA2	YA2
Wheels	PKG	PKG
Smoker’s Package	A	A
Floor Mats	PKG	PKG

Exterior Colors
Express

Code	Description	Volume Percentage
15U	Sand Beige Metallic (GMC)/Sandstone Metallic (Chevrolet)	30%
25U
	Deep Blue Metallic (GMC)/Dark Blue Metallic (Chevrolet)	5%
41U	Onyx Black (GMC)/Black (Chevrolet)	N/A
47U
	Polo Green Metallic (GMC)/Dark Green Metallic (Chevrolet)	N/A
50U	Summit White	25%
59U	Silver Black Metallic	20%
62U
	Carbon Metallic (GMC)/Dark Gray Metallic (Chevrolet)	5%
74U	Fire Red (GMC)/Victory Red (Chevrolet)	10%
87U
	Midnight Red Metallic (GMC)/Berry Red Metallic (Chevrolet)	5%

05
Models	Astro
CM11006
CL11006

Package	1SC

Required Options
Engine	LU3
Automatic Transmission	M30
Air Conditioning	C69
Seat Trim	STD
Seat	STD
Radio	PKG
Rear Defogger	Inc w/E54
Rear Axle	GT4/GU6
Glass	STD
Feature Package	N/A
Doors	E54
Wheels	PKG
Keyless Entry	PKG
Smoker’s Package	STD
Floor Mats	STD

Exterior Colors
Astro

Code	Description	Volume Percentage
11U	Light Pewter Metallic	35%
50U	Summit White	20%
51U	Dark Carmine Red Metallic	5%
55U	Light Autumnwood Metallic	25%
	TWO-TONE
14U	Med Char Gray Met/Light Pewter Met	5%
25U	Med Cad Blue Met/Lt Pewter Met	N/A
25U	Med Cad Blue Met/Lt Autumnwood Met	N/A
50U	Summit White/Lt Pewter Met	5%
50U	Summit White/Lt Autumnwood Met	5%
51U	Dk Carmin Red Met/Lt Pewter Met	N/A
51U	Dk Carmin Red Met/Lt Autumnwood Met	N/A
41U	Black/Lt Pewter Met	N/A
41U	Black/Lt Autumnwood Met	N/A

05
Models	Venture
1UM16
Package	1SC

Required Options
Engine	STD
Automatic Transmission	STD
Air Conditioning	Included w/ PDF
Seat Trim	N/A
Seat*	ABF
Radio	PKG
Rear Defogger	PKG
Rear Axle	N/A
Glass	N/A
Feature Package	PDF
Doors	E58 inc w/PDF
Smoker’s Package	N/A
Floor Mats	PKG

Exterior Colors

Venture
Code	Description	Volume Percentage
15U	Sandstone Metallic	25%
25U	Dark Blue Metallic	5%
46U	Blue Granite Metallic	10%
50U	Summit White	15%
63U	Sport Red Metallic	15%
67U	Silverstone Metallic	25%
76U	Bronzemist Metallic	5%

	05	05
Models	Uplander LS	Uplander LT

Package	1SC	1SD

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
Air Conditioning	STD	STD
Cruise Control	PKG	STD
Seat Trim	STD	STD
Seat*	STD	STD
Radio	STD	STD
Rear Defogger	PKG	STD
Rear Axle	N/A	N/A
Glass	N/A	N/A
Feature Package	PDD&PDF	PDD
Doors	inc W/PDD	inc W/PDD
Wheels	PKG	STD
Smoker’s Package	N/A	N/A
Keyless	PKG	STD
Floormats	PKG	STD
Spoiler	N/A	N/A

Exterior Colors
Uplander

Code	Description	Volume Percentage
15U	Sandstone Metallic	20%
25U	Dark Blue Metallic	10%
38U	Emerald Jewel Metallic	5%
46U	Blue Granite Metallic	10%
50U	Summit White	10%
63U	Sport Red Metallic	10%
67U	Silverstone Metallic	25%
76U	Bronzemist Metallic	10%

05
Models	Blazer
4dr
CS/CT10506

Package	1SC

Required Options
Engine	STD
Automatic Transmission	M30
Air Conditioning	STD
Seat Trim	STD
Seat*	STD
Radio	PKG
Rear Defogger	PKG
Rear Axle	GU6
Glass	PKG
Feature Package	N/A
Doors	N/A
Wheels	STD
Smoker’s Package	A
Keyless Entry	AUO
Floormats	STD

Exterior Colors
Blazer

Code	Description	Volume Percentage
11U	Light Pewter Metallic	30%
39U	Indigo Blue Metallic	10%
41U	Black	N/A
43U	Yellow (extra cost)	N/A
47U	Dark Green Metallic (2 doors only)	N/A
50U	Summit White	10%
58U	Sandalwood	20%
74U	Victory Red	10%
94U	Dark Cherry Metallic	20%

05
Models	Trailblazer/EXT
CS/CT15506
CS/CT15806

Package	1SB

Required Options
Engine	STD
Automatic Transmission	STD
Air Conditioning	STD
Seat Trim	N/A
Seat*	N/A
Radio	STD
Rear Defogger	C49
Rear Axle	N/A
Glass	N/A
Feature Package	N/A
Doors	N/A
Wheels	PKG
Smoker’s Package	A
Floormats	PKG
Sunroof	5%

Exterior Colors

Trailblazer EXT

Code	Description	Volume Percentage
15U	Sandstone Metallic	15%
16U	Graystone Metallic	15%
22U	Superior Blue Metallic	5%
38U	Emerald Jewel Metallic	N/A
41U	Black	N/A
44U	Medium Red Metallic	10%
50U	Summit White	25%
62U	Dark Gray Metallic	15%
67U	Silverstone Metallic	15%

	05	05
Models	Equinox LT	Equinox LT
	4dr	4dr
	FWD	AWD

Package	1SC	1SC

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
Air Conditioning	STD	STD
Cruise Control	STD	STD
Seat Trim	STD	STD
Seat*	N/A	N/A
Radio	STD	STD
Rear Defogger	STD	STD
Wheels	STD	STD
Smoker’s Package	N/A	STD
Keyless	STD	STD
Floormats	STD	STD
Spoiler	STD	STD

Exterior Colors

Equinox LT

Code	Description	Volume Percentage
15U	Sandstone Metallic	25%
18U	Galaxy Silver Metallic	25%
19U	Black	N/A
21U	Laser Blue Metallic	5%
42U	Dark Silver Metallic	10%
83U	Meander Green Metallic	6%
96U	Bright White	16%
64U	Salsa Red Metallic	15%

05
Model	Century Custom
4WS69

Package	1SB

Required Options
Cruise Control	STD
Driver’s Power Seat	STD
Power Windows	STD
Radio	STD
Seats	STD
Wheels/Tires	STD
Keyless Entry	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Power Door Lock	STD
Floor Mats	B34
ABS	A
Spoiler	N/A

Exterior Colors

Century Custom

Code	Description	Volume Percentage
12U	Sterling Silver Metallic	25%
76U	Dark Bronzemist	15%
40U	White Opal	15%
15U	Cashmere metallic	30%
63	Cardinal Red Metallic	5%
88U	Steelmist Metallic	10%
41U	Black Onyx	0%
47U	Augusta Green Metallic	0%

	05	05
	80%	20%
Models	LeSabre Custom	LeSabre Limited
	4HP69	4HR69

Package	1SE	1SE

Required Options
Cruise Control	STD	STD
Driver’s Power Seat	STD	STD
Dual Power Seats	AG2 - 50%	STD
Power Windows	STD	STD
Power Seat - Driver Side	STD	STD
Radio	STD	STD
Seats	STD	LEATHER
Wheels/Tires	PKG	STD
Keyless Entry	STD	STD
Automatic Transmission	STD	STD
Air Conditioning	STD	STD
Defogger	STD	STD
Power Door Lock	STD	STD
Floor Mats	STD	STD
ABS	STD	STD
Spoiler	STD	N/A
U2K (XM radio)	N/A	25%
Sunroof	25%	20%

Exterior Colors

LeSabre

Code	Description	Volume Percentage
15U	Cashmere Metallic	25%
23U	Sage Mist	5%
25U	Dark Ming Blue Metallic	N/A
40U	White Opal	20%
41U	Black Onyx	N/A
49U	Dark Garnet Red Metallic	5%
67U	Platinum Metallic	25%
68U	Glacier Blue Metallic	10%
88U	Steelmist Metallic	10%

05
Models	Park Avenue
4CW69

Package	1SA

Required Options
Cruise Control	STD
Driver’s Power Seat	STD
Dual Power Seats	STD
Power Windows	STD
Radio	UP0
Seats	STD
Wheels/Tires	STD
Keyless Entry	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Power Door Lock	STD
Floor Mats	STD
ABS	STD

Exterior Colors

Park Avenue

Code	Description	Volume Percentage
15U	Cashmere Metallic	30%
40U	White Opal	25%
46U	Slatestone Metallic (Stealth Gray Metallic)	10%
67U	Platinum Metallic (Lt. Tarnished Silver Metallic)	30%
73U	Silver Blue Ice Metallic (Silver Steel Gray Metallic)	15%

05
Models	LaCrosse
4WD19

Package	CXL

Required Options
Cruise Control	STD
Driver’s Power Seat	STD
Dual Power Seat	A
Power Windows	STD
Radio	U2K
Seats	LEATHER
Wheels/Tires	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Sunroof	30%
Power Door Lock	STD
Keyless Entry	AP3-remote start
Floormats	B34
ABS	A
Smokers Package	N/A
Spoiler	50%

Exterior Colors

LaCrosse

Code	Description	Volume Percentage
12U	Sterling Silver Metallic	25%
15U	Cashmere Metallic	25%
22U	Superior Blue Metallic	5%
40U	White	15%
41U	Black	5%
63U	Cardinal Red Metallic	10%
68U	Glacier Blue Metallic	5%
88U	Steelmist Metallic	10%

05
Models	Rendezvous
4BK26/4BT26

Package	1SA

Required Options
Cruise Control	STD
Driver’s Power Seat	AG1
Duel Power Seats	N/A
Power Windows	STD
Radio	STD
Seats	STD
Wheels/Tires	STD
Keyless Entry	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Power Door Lock	STD
Floor Mats	STD
ABS	Option for 4BX Standard for 4BT

Exterior Colors
Rendezvous

Code	Description	Volume Percentage
15U	Cashmere Metallic/Dark Bronzemist Metallic	25%
41U	Black Onyx / Dark Graymist Metallic	0%
41U	Black Onyx / Dark Bronzemist Metallic	0%
50U	Frost White / Storm Gray Metallic	15%
50U	Frost White / Light Sandrift Metallic	10%
58U
	Dark Steel Blue Metallic / Dark Graymist Metallic	0%
58U
	Dark Steel Blue Metallic / Light Sandrift Metallic	0%
63U
	Cardinal Red Metallic / Dark Bronzemist Metallic	5%

63U	Cardinal Red Metallic / Dark Graymist Metallic	5%
67U	Platinum Metallic / Storm Gray Metallic	20%
97U
	Cappuccino Frost Metallic / Storm Gray Metallic	10%
97U
	Cappuccino Frost Metallic / Light Sandrift Metallic	10%

05
Models	Sunfire
2JB37

Package	1SB

Required Options
Engine	STD
Automatic Transmission	STD
ABS	A
Air Conditioning	STD
Feature Pkg	PDC & PDN
Power Locks	Included w/PDC
Power Windows	Included w/PDN
Power Seat - Driver side	N/A
Cruise Control	K34
Seat Trim	N/A
Sunroof	A
Radio	PKG
Rear Defogger	STD
Smokers Package	STD
Wheels	STD
Rear Deck Lid Spoiler	STD
Keyless Entry	Included w/PDC
Floor Mats	PKG
License Plate Cover

Exterior Colors
Sunfire

Code	Description	Volume Percentage
50U	Summit White	10%
91U	Electric Blue Metallic	5%
56U	Fusion Orange Metallic	5%
41U	Black	Not Available
58U	Dark Steel Blue Metallic	Not Available
63U	Span Red Metallic	10%
74U	Victory Red	25%
15U	Sedona Beige Metallic
67U	Liquid Silver Metallic

05
Models	Grand Am
2NE69

Package	1SA

Required Options
Engine	LAI
Automatic Transmission	STD
ABS	A
Air Conditioning	STD
Feature Pkg
Power Locks	STD
Power Windows	STD
Power Seat - Driver side	N/A
Cruise Control	STD
Seat Trim	STD
Sunroof	5%
Radio	STD
Rear Defogger	STD
Smokers Package	A
Wheels	STD
Rear Deck Lid Spoiler	T43
Keyless Entry	STD
Floor Mats	B34
License Plate Cover	STD

Exterior Colors
Grand Am

Code	Description	Volume Percentage
12U	Galaxy Silver Metallic	25%
33U	Champagne Beige Metallic	25%
41U	Black	5%
50U	Olympic White	10%
63U	Sport Red	20%
88U	Greystone Metallic	15%

05
Models	G6
2ZG69

Package

Required Options
Engine	STD
Automatic Transmission	STD
Brakes	STD
Air Conditioning	STD
Feature Pkg	N/A
Power Locks	STD
Power Windows	STD
Keyless	AP3-remote start
Cruise Control	STD
Seat Trim	N/A
Sunroof	10
Radio	STD
Rear Defogger	STD
Smokers Package	N/A
Wheels	PF9
Rear Deck Lid Spoiler	N/A
Floor Mats	B37
U2K (XM Radio)

Exterior Colors
G6

Code	Description	Volume Percentage
15U	Sedona Beige Metallic (only on 2ZG69)	20%
40U	Ivory White	10%
41U	Black	5%
46U	Stealth Gray Metallic (only on 2ZH69)	5%
56U	Fusion Orange Metallic (only on 2ZH69)	5%
59U	Granite Metallic	5%
63U	Sport Red Metallic	20%
67U	Liquid Silver Metallic	25%
91U	Electric Blue Metallic (only on 2ZH69)	5%

	05	05
	80%	20%
Models	Grand Prix GT1	Grand Prix GTP
	2WP69	2WR69

Package	Retail

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
ABS	A	STD
Air Conditioning	STD	STD
Feature Pkg	PCI
Power Locks	STD	STD
Power Windows	STD	STD
Power Seat - Driver side	Included w/PCI	STD
Cruise Control	STD	STD
Seat Trim	N/A	50% LEATHER
Sunroof	N/A	10%
Radio	STD	STD
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Wheels	STD	STD
Rear Deck Lid Spoiler	STD	STD
Keyless Entry	STD	STD
Floor Mats	Included w/PCI	STD
U2K (XM Radio)

Exterior Colors

Grand Prix

Code	Description	Volume Percentage
12U	Galaxy Silver Metallic	30%
15U	Sedona Beige Metallic	20%
26U	Blue-Green Crystal	5%
40U	Ivory White	15%
41U	Black	Not Available
56U	Fusion Orange Metallic	5%
63U	Sport Red Metallic	15%
88U	Graystone Metallic	10%

05
Model	Bonneville
2HX69

Package	1SB

Options
Engine	STD
Automatic Transmission	STD
ABS	STD
Air Conditioning	STD
Feature Pkg
Power Locks	STD
Power Windows	STD
Power Seat - Driver side	STD
Cruise Control	STD
Seat Trim	STD
Sunroof	10%
Radio	STD
Rear Defogger	STD
Smokers Package	N/A
Wheels	STD
Rear Deck Lid Spoiler	T43
Keyless Entry	STD
Floor Mats	STD
U2K (XM Radio)	15%

Exterior Colors

Bonneville

Code	Description	Volume Percentage
25U	Dark Blue Metallic	N/A
40U	Ivory White	20%
41U	Black	N/A
15U	Sedona Beige Metallic	30%
49U	Cranberry Red Metallic	5%
67U	Liquid Silver Metallic	30%
658U	Blue Ice Metallic	5%
86U	Crimson Tintcoat	5%
88U	Graystone Metallic	5%

05

Models	Vibe
2SL26

Package	1SA

Required Options
Engine	STD
Automatic Transmission	MX0
ABS	A
Air Conditioning	STD
Feature Pkg	PDN
Power Locks	included w/PDN
Power Windows	included w/PDN
Cruise Control	included w/PDN
Seat Trim	N/A
Sunroof	N/A
Radio	STD
Rear Defogger	STD
Smokers Package	A
Wheels	QD2
Rear Deck Lid Spoiler	N/A
Keyless Entry	included w/PDN
Floor Mats	STD

Exterior Colors

Vibe

Code	Description	Volume Percentage
14U	Platinum (Silver)	25%
90U	Moonstone (Charcoal)	Not Allowed
19U	Abyss (Black)	Not Allowed
40U	Frosty (White)	25%
44U	Salsa (Dark Red)	20%
62U	Neptune (Blue)	0%
81U	Lava (Bright Red)	20%

Models	Montana
1UM16

Package	1SA

Required Options
Engine	STD
Automatic Transmission	STD
ABS	STD
Air Conditioning	C69
Feature Pkg	PCM
Power Locks	STD
Power Windows	STD
Cruise Control	STD
Seat Trim	ABF
Sunroof	N/A
Radio	STD
Rear Defogger	Included w/PCM
Smokers Package	N/A
Wheels	STD
Rear Deck Lid Spoiler	N/A
Keyless Entry	STD
Floor Mats	STD

Exterior Colors

Montana

Code	Description	Volume Percentage
50U	Summit White	15%
67U	Liquid Silver Metallic	30%
25U	Dark Blue Metallic	5%
46U	Stealth Gray Metallic	5%
15U	Sedona Beige Metallic	30%
76U	Dr Bronzemist Metallic	5%
63U	Sport Red Metallic	10%

	05	05
	90%	10%
Models	Aztek	Aztek
	2BK46	2BT46

Package	1SB	1SB

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
ABS	A	STD
Air Conditioning	STD	STD
Feature Pkg
Power Locks	STD	STD
Power Windows	STD	STD
Cruise Control	PKG	PKG
Seat Trim	STD	STD
Sunroof	A	A
Radio	STD	STD
Rear Defogger	STD	STD
Smokers Package	A	A
Wheels	PKG	STD
Keyless Entry	STD	STD
Floor Mats	PKG	PKG
Dual Sliding Doors	N/A	N/A

Exterior Colors

Aztek

Code	Description	Volume Percentage
15U	Sedona Beige Metallic	30%
41U	Black	Not Available
63U	Sport Red Metallic	25%
50U	Summit White	10%
56U	Fusion Orange Metallic	5%
74U	Victory Red	5%
67U	Liquid Silver Met	20%
91U	Electric Blue Met	5%

	05	05
Models	Savana	Savana
	TG13406	TG33706*
TN13406
TG23406
TG33406

Package	1SB	1SB

Required Options
Engine	LM7/LQ4	LQ4
Automatic Transmission	M30/MT1	STD
Air Conditioning	PKG	STD
Seat Trim	**G	**G
Seats*	STD	ZP3
Radio	U1C	U1C
Rear Defogger	C49	C49
Rear Axle Ratio	GU6/GT4	GT4
Glass	AJ1	AJ1
Duel Sliding Automatic Doors	YA2	YA2
Wheels	PKG	PKG
Smoker’s Package	A	A
Keyless	PKG	PKG
Floor Mats	PKG	PKG

Exterior Colors

Savana

Code	Description	Volume Percentage
15U	Sand Beige Metallic (GMC)/Sandstone Metallic (Chevrolet)	25%

25U	Deep Blue Metallic (GMC)/Dark Blue Metallic (Chevrolet)	5%
41U	Onyx Black (GMC/Black (Chevrolet)	N/A

47U	Polo Green Metallic (GMC)/Dark Green Metallic (Chevrolet)	N/A
50U	Summit White	25%
59U	Silver Birch Metallic	25%

62U	Carbon Metallic (GMC)/Dark Gray Metallic (Chevrolet)	5%
74U	Fire Red (GMC)/Victory Red (Chevrolet)	10%

87U	Midnight Red Metallic (GMC)/Berry Red Metallic (Chevrolet)	5%

05
Models	Safari
TM11006
TL11006

Package	1SC

Required Options
Engine	LU3
Automatic Transmission	M30
Air Conditioning	C69
ABS	STD
Cruise Control	STD
Power Lock	STD
Power Window	STD
Seat Trim	STD
Seats*	STD
Radio	PKG
Rear Defogger	Included w/E54
Rear Axle Ratio	GT4/GU6
Glass	STD
Duel Sliding Automatic Doors	E54*
Wheels	PKG
Smoker’s Package	STD
Keyless	PKG
Floor Mats	STD

Exterior Colors

Safari TM/L 11006

Code	Description	Volume Percentage
11U	Light Pewter Metallic	30%
50U	Summit White	20%
51U	Dark Carmine Red Metallic	5%
55U	Light Autumnwood Metallic	25%
	TWO-TONE
14U	Med Char Gray Met/Light Pewter Met	5%
25U	Med Cad Blue Met/ Lt Pewter Met	5%
25U	Med Cad Blue Met/ Lt Autumnwood Met	0%
50U	Summit White/Lt Pewter Met	5%
50U	Summit White/Lt Autumnwood Met	5%
51U	Dk Carmine Red Met/Lt Pewter Met	0%
51U	Dk Carmine Red Met/Lt Autumnwood Met	0%
41U	Black/Lt Pewter Met	0%
41U	Black/Lt Autumnwood Met	0%

05
Models	Envoy
TS15506
TT15506

Package	1SB

Required Options
Engine	STD
Automatic Transmission	STD
Air Conditioning	PKG
ABS	STD
Cruise Control	STD
Power Lock	STD
Power Window	STD
Seat Trim	STD
Seats* Driverside, Power)	STD
Sunroof	5%
Radio	PKG
Rear Defogger	STD
Rear Axle Ratio	ANY
Glass	STD
Doors	N/A
Wheels	PKG
Smoker’s Package	A
Keyless	STD
Floor Mats	STD
U2K (XM Radio)	10%

Exterior Colors

Envoy TS/TT 15506

Code	Description	Volume Percentage
15U	Sand Beige Metallic	20%
16U	Steel Gray Metallic	10%
22U	Superior Blue Metallic	5%
38U	Emerald Jewel Metallic	N/A
41U	Onyx Black	N/A
44U	Monteray Maroon Metallic	10%
50U	Summit White	20%
62U	Carbon Metallic	5%
67U	Liquid Silver Metallic	25%
86U	Magnetic Red Metallic	5%

05
Models	DeVille
6KD69

Package	XX

Required Options
Engine	STD
Trim
Heated Seat	5%
Radio	STD
Accent Stripe
Duel Power Seats	Available on WA7/WA8
Cruise Control	STD
U2K (XM Radio)	20%, U2K
Sunroof	10%

Exterior Colors

Deville

Code	Description	Volume Percentage
15U	Light Cashmer	25%
23U	Green Silk	N/A
25U	Blue Chip	5%
40U	Carbon White	25%
41U	Black raven	N/A
67U	Light Platinum	25%
68U	Blue Ice	10%
86U	Crimson Pearl (Extra charge)	N/A
88U	Thunder Gray	10%

93U	White Lightning (Extra charge)	N/A

Interior Color

Code	Description	Volume Percentage
142	Dark Gray Leather	10%
152	Shade Leather	35%
192	Black Leather	10%
292	Midnight Blue Leather	10%
312	Cashmere Leather	35%

Model	CTS
6DP69

Package	1SA

Required Options
Engine	STD
Trim	STD
Radio	STD
Feature Package	PDL
Dual Power Seats	Included w/PDL
Cruise Control	STD

Exterior Colors
CTS

Code	Description	Volume Percentage
25U	Blue Chip	5%

29U	Red Line	10%

41U	Black Raven	N/A
42U	Silver Smoke	10%
46U	Stealth Gray	10%
61U	Sand Storm	25%
62U	Moonstone	N/A
67U	Light Platinum	25%
92U	Silver Green	N/A
93U	White Lightning	15%

Interior Color

Code	Description	Volume Percentage
132	Light gray/Ebony Leather appointed seating surfaces	35%

192	Ebony leather appointed seating surface	30%
702	Light Neutral leather appointed seating surface	35%

05
Model	Century Custom
4WS69

Package	1SB

Required Options
Cruise Control	STD
Driver’s Power Seat	STD
Power Windows	STD
Radio	STD
Seats	STD
Wheels/Tires	STD
Keyless Entry	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Power Door Lock	STD
Floor Mats	B34
ABS	A
Spoiler	N/A

Exterior Colors

Century Custom

Code	Description	Volume Percentage
12U	Sterling Silver Metallic	25%
76U	Dark Bronzemist	15%
40U	White Opal	15%
15U	Cashmere Metallic	30%
63U	Cardinal Red Metallic	5%
88U	Steelmist Metallic	10%
41U	Black Onyx	0%
47U	Augusta Green Metallic	0%

1

	05	05
	80%	20%
Models	LeSabre Custom	LeSabre Limited
	4HP69	4HR69

Package	1SE	1SE

Required Options
Cruise Control	STD	STD
Driver’s Power Seat	STD	STD
Duel Power Seats	AG2 - 50%	STD
Power Windows	STD	STD
Power Seat - Driver Side	STD	STD
Radio	STD	STD
Seats	STD	LEATHER
Wheels/Tires	PKG	STD
Keyless Entry	STD	STD
Automatic Transmission	STD	STD
Air Conditioning	STD	STD
Defogger	STD	STD
Power Door Lock	STD	STD
Floor Mats	STD	STD
ABS	STD	STD
Spoiler	N/A	N/A
U2K (XM radio)	25%	25%
Sunroof		20%

Exterior Colors

LeSabre

Code	Description	Volume Percentage
15U	Cashmere Metallic	25%
23U	Sagemist	5%
25U	Dark Ming Blue Metallic	N/A
40U	White Opal	20%
41U	Black Onyx	N/A
49U	Dark Garnet Red Metallic	5%
67U	Platinum Metallic	25%
68U	Glacier Blue Metallic	10%
88U	Steelmist Metallic	10%

2

05
Models	Park Avenue
4CW69

Package	1SA

Required Options
Cruise Control	STD
Driver’s Power Seat	STD
Duel Power Seats	STD
Power Windows	STD
Radio	UPO
Seats	STD
Wheels/Tires	STD
Keyless Entry	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Power Door Lock	STD
Floor Mats	STD
ABS	STD

Exterior Colors

Park Avenue

Code	Description	Volume Percentage
15U	Cashmere Metallic	30%
40U	White Opal	25%
46U	Slatestone Metallic (Stealth Gray Metallic)	10%
67U	Platinum Metallic (Lt Tarnished Silver Metallic)	30%
73U	Silver Blue Ice Metallic (Silver Steel Gray Metallic)	15%

3

05
Models	LaCrosse
4WD19

Package	CXL

Required Options
Cruise Control	STD
Driver’s Power Seat	STD
Dual Power Seat	A
Power Windows	STD
Radio	U2K
Seats	LEATHER
Wheels/Tires	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Sunroof	30%
Power Door Lock	STD
Keyless Entry	AP3 - remote start
Floormats	B34
ABS	A
Smokers Package	N/A
Spoiler	50%

Exterior Colors

LaCrosse

Code	Description	Volume Percentage
12U	Sterling Silver Metallic	25%
15U	Cashmere Metallic	25%
22U	Superior Blue Metallic	5%
40U	White	15%
41U	Black	5%
63U	Cardinal Red Metallic	10%
68U	Glacier Blue Metallic	5%
88U	Steelmist Metallic	10%

4

05
Models	Rendezvous
4BK26/4BT26

Package	1SA

Required Options
Cruise Control	STD
Driver’s Power Seat	AGI
Duel Power Seats	N/A
Power Windows	STD
Radio	STD
Seats	STD
Wheels/Tires	STD
Keyless Entry	STD
Automatic Transmission	STD
Air Conditioning	STD
Defogger	STD
Power Door Lock	STD
Floor Mats	STD
ABS	Option for 4BK Standard for 4BT

Exterior Colors

Rendezvous

Code	Description	Volume Percentage

15U	Cashmere Metallic Dark Bronzemist Metallic	25%
41U	Black Onyx/ Dark Graymist Metallic	0%
41U	Black Onyx/ Dark Bronzemist Metallic	0%
50U	Frost White / Storm Gray Metallic	15%
50U	Frost White / Light Sandrift Metallic	10%
58U	Dark Steel Blue Metallic / Dark Graymist Metallic	0%
58U	Dark Steel Blue Metallic / Light Sandrift Metallic	0%
63U	Cardinal Red Metallic / Dark Bronzemist Metallic	5%
63U	Cardinal Red Metallic / Dark Graymist Metallic	5%
67U	Platinum Metallic / Storm Gray Metallic	20%
97U	Cappuccino Frost Metallic / Storm Gray Metallic	10%
97U	Cappuccino Frost Metallic / Light Sandrift Metallic	10%

5

05
Models	Sunfire
2JB37

Package	1SB

Required Options
Engine	STD
Automatic Transmission	STD
ABS	A
Air Conditioning	STD
Feature Pkg	PDC & PDN
Power Locks	Included w/ PDC
Power Windows	Included w/ PDN
Power Seat - Driver side	N/A
Cruise Control	K34
Seat Trim	N/A
Sunroof	A
Radio	PKG
Rear Defogger	STD
Smokers Package	STD
Wheels	STD
Rear Deck Lid Spoiler	STD
Keyless Entry	Included w/PDC
Floor Mats	PKG
License Plate Cover

Exterior Colors

Sunfire

Code	Description	Volume Percentage
50U	Summit White	10%
91U	Electric Blue Metallic	5%
56U	Fusion Orange Metallic	5%
41U	Black	Not Available
58U	Dark Steel Blue Metallic	Not Available
63U	Sport Red Metallic	10%
74U	Victory Red	25%
15U	Sedona Beige Metallic
67U	Liquid Silver Metallic

1

05
Models	Grand Am
2NE69

Package	1SA

Required Options
Engine	LA1
Automatic Transmission	STD
ABS	A
Air Conditioning	STD
Feature Pkg
Power Locks	STD
Power Windows	STD
Power Seat - Driver side	N/A
Cruise Control	STD
Seat Trim	STD
Sunroof	5%
Radio	STD
Rear Defogger	STD
Smokers Package	A
Wheels	STD
Rear Deck Lid Spoiler	T43
Keyless Entry	STD
Floor Mats	B34
License Plate Cover	STD

Exterior Colors

Grand Arn

Code	Description	Volume Percentage
12U	Galaxy Silver Metallic	25%
33U	Champagne Beige Metallic	25%
41U	Black	5%
50U	Olympic White	10%
63U	Sport Red	20%
88U	Greystone Metallic	15%

2

05
Models	G6
2ZG69

Package

Required Options
Engine	STD
Automatic Transmission	STD
Brakes	STD
Air Conditioning	STD
Feature Pkg	N/A
Power Locks	STD
Power Windows	STD
Keyless	AP3 -remote start
Cruise Control	STD
Seat Trim	N/A
Sunroof	10%
Radio	STD
Rear Defogger	STD
Smokers Package	N/A
Wheels	PF9
Rear Deck Lid Spoiler	N/A
Floor mats	B37
U2K (XM Radio)

Exterior Colors

G6

Code	Description	Volume Percentage
15U	Sedona Beige Metallic (only on 2ZG68)	20%
40U	Ivory White	10%
41U	Black	5%
46U	Stealth Gray Metallic (only on 2ZH69)	5%
56U	Fusion Orange Metallic (only on 2ZH69)	5%
59U	Granite Metallic	5%
63U	Sport Red Metallic	20%
67U	Liquid Silver Metallic	25%
91U	Electric Blue Metallic (only on 2ZH69)	5%

3

	05	05
	80%	20%
Models	Grand Prix GT1	Grand Prix GTP
	2WP69	2WR69

Package	Retail

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
ABS	A	STD
Air Conditioning	STD	STD
Feature Pkg	PCI
Power Locks	STD	STD
Power Windows	STD	STD
Power Seat - Driver side	Included w/PCI	STD
Cruise Control	STD	STD
Seat Trim	N/A	50% LEATHER
Sunroof	N/A	10%
Radio	STD	STD
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Wheels	STD	STD
Rear Deck Lid Spoiler	STD	STD
Keyless Entry	STD	STD
Floor Mats	Included w/PCI	STD
U2K (XM Radio)

Exterior Colors
Grand Prix

Code	Description	Volume Percentage
12U	Galaxy Silver Metallic	30%
15U	Sedona Beige Metallic	20%
26U	Blue Green Crystal	5%
40U	Ivory White	15%
41U	Black	Not Available
56U	Fusion Orange Metallic	5%
63U	Sport Red Metallic	15%
88U	Graystone Metallic	10%

4

05
Models	Bonneville
2HX69

Package	1SB

Options
Engine	STD
Automatic Transmission	STD
ABS	STD
Air Conditioning	STD
Feature Pkg
Power Locks	STD
Power Windows	STD
Power Seat - Driver side	STD
Cruise Control	STD
Seat Trim	STD
Sunroof	10%
Radio	STD
Rear Defogger	STD
Smokers Package	N/A
Wheels	STD
Rear Deck Lid Spoiler	T43
Keyless Entry	STD
Floor Mats	STD
U2K (XM Radio)	15%

Exterior Colors
Bonneville

Code	Description	Volume Percentage
25U	Dark Blue Metallic	N/A
40U	Ivory White	20%
41U	Black	N/A
15U	Sedona Beige Metallic	30%
49U	Cranberry Red Metallic	5%
67U	Liquid Silver Metallic	30%
658U	Blue Ice Metallic	5%
86U	Crimson Tintcoat	5%
88U	Graystone Metallic	5%

5

05
Models	Vibe
2SL26

Package	1SA

Required Options
Engine	STD
Automatic Transmission	MX0
ABS	A
Air Conditioning	STD
Feature Pkg	PDN
Power Locks	included w/ PDN
Power Windows	included w/ PDN
Cruise Control	included w/ PDN
Seat Trim	N/A
Sunroof	N/A
Radio	STD
Rear Defogger	STD
Smokers Package	A
Wheels	QD2
Rear Deck Lid Spoiler	N/A
Keyless Entry	included w/ PDN
Floor Mats	STD

Exterior Colors
Vibe

Code	Description	Volume Percentage
14U	Platinum (Silver)	25%
90U	Moonstone (Charcoal)	Not Allowed
19U	Abyas (Black)	Not Allowed
40U	Frosty (White)	25%
44U	Salsa (Dark Red)	20%
62U	Neptune (Blue)	0%
81U	Lava (Bright Red)	20%

6

Models	Montana
1UM16

Package	1SA

Required Options
Engine	STD
Automatic Transmission	STD
ABS	STD
Air Conditioning	C69
Feature Pkg	PCM
Power Locks	STD
Power Windows	STD
Cruise Control	STD
Seat Trim	ABF
Sunroof	N/A
Radio	STD
Rear Defogger	included w/ PCM
Smokers Package	N/A
Wheels	STD
Rear Deck Lid Spoiler	N/A
Keyless Entry	STD
Floor Mats	STD

Exterior Colors
Montana

Code	Description	Volume Percentage
50U	Summit White	15%
67U	Liquid Silver Metallic	30%
25U	Dark Blue Metallic	5%
46U	Stealth Gray Metallic	5%
15U	Sedona Beige Metallic	30%
76U	Or Bronzemist Metallic	5%
63U	Sport Red Metallic	10%

7

	05	05
	90%	10%
Models	Aztek	Aztek
	2BK46	26T46

Package	1SB	1SB

Required Options
Engine	STD	STD
Automatic Transmission	STD	STD
ABS	A	STD
Air Conditioning	STD	STD
Feature Pkg
Power Locks	STD	STD
Power Windows	STD	STD
Cruise Control	PKG	PKG
Seat Trim	STD	STD
Sunroof	A	A
Radio	STD	STD
Rear Defogger	STD	STD
Smokers Package	A	A
Wheels	PKG	STD
Keyless Entry	STD	STD
Floor Mats	PKG	PKG
Dual Sliding Doors	N/A	N/A

Exterior Colors
Aztek

Code	Description	Volume Percentage
15U	Sedona Beige Metallic	30%
41U	Black	Not Available
63U	Sport Red Metallic	25%
50U	Summit White	10%
56U	Fusion Orange Metallic	5%
74U	Victory Red	5%
67U	Liquid Silver Met	20%
91U	Electric Blue Met	5%

8

	05	05
Models	Savana	Savana
	TG13406	TG33706*
TH13406
TG23406
TG33406

Package	1SB	1SB

Required Options
Engine	LM7/LQ4	LQ4
Automatic Transmission	M30/MT1	STD
Air Conditioning	PKG	STD
Seat Trim	**G	**G
Seats*	STD	ZP3
Radio	UIC	UIC
Rear Defogger	C49	C49
Rear Axle Ratio	GU6/GT4	GT4
Glass	AJ1	AJ1
Duel Sliding Automatic Doors	YA2	YA2
Wheels	PKG	PKG
Smoker’s Package	A	A
Keyless	PKG	PKG
Floor Mats	PKG	PKG

Exterior Colors
Savana

Code	Description	Volume Percentage
15U	Sand Beige Metallic (GMC)/Sandstone Metallic (Chevrolet)	25%
25U	Deep Blue Metallic (GMC)/Dark Blue Metallic (Chevrolet)	5%
41U	Onyx Black (GMC)/Black (Chevrolet)	N/A
47U	Pale Green Metallic (GMC)/Dark Green Metallic (Chevrolet)	N/A
50U	Summit White	25%
59U	Silver Birch Metallic	25%
62U	Carbon Metallic (GMC)/Dark Gray Metallic (Chevrolet)	5%
74U	Fire Red (GMC)/Victory Red (Chevrolet)	10%
87U	Midnight Red Metallic (GMC)/Berry Red Metallic (Chevrolet)	5%

1

05
Models	Safari
TM11006
TL11006

Package	1SC

Required Options
Engine	LU3
Automatic Transmission	M30
Air Conditioning	C69
ABS	STD
Cruise Control	STD
Power Lock	STD
Power Window	STD
Seat Trim	STD
Seats*	STD
Radio	PKG
Rear Defogger	Included w/E54
Rear Axle Ratio	GT4/GU6
Glass	STD
Duel Sliding Automatic Doors	E54*
Wheels	PKG
Smoker’s Package	STD
Keyless	PKG
Floor Mats	STD

Exterior Colors
Safari TM/L 11006

Code	Description	Volume Percentage
11U	Light Pewter Metallic	30%
50U	Summit White	20%
51U	Dark Carmine Red Metallic	5%
55U	Light Autumnwood Metallic	25%
	TWO-TONE
14U	Med Char Gray Met/Light Pewter Met	5%
25U	Med Cad Blue Met/ Lt Pewter Met	5%
25U	Med Cad Blue Met/ Lt Autumnwood Met	0%
50U	Summit White/ Lt Pewter Met	5%
50U	Summit White/ Lt Autumnwood Met	5%
51U	Dk Carmin Red Met/Lt Pewter Met	0%
51U	Dk Carmin Red Met/Lt Autumnwood Met	0%
41U	Black/ Lt Pewter Met	0%
41U	Black/ Lt Autumnwood Met	0%

2

05
Models	Envoy
TS15506
TT15506

Package	1SB

Required Options
Engine	STD
Automatic Transmission	STD
Air Conditioning	PKG
ABS	STD
Cruise Control	STD
Power Lock	STD
Power Window	STD
Seat Trim	STD
Seats* Driverside, Power)	STD
Sunroof	5%
Radio	PKG
Rear Defogger	STD
Rear Axle Ratio	ANY
Glass	STD
Doors	N/A
Wheels	PKG
Smoker’s Package	A
Keyless	STD
Floor Mats	STD
U2K (XM Radio)	10%

Exterior Colors
Envoy TS/TT 15506

Code	Description	Volume Percentage
15U	Sand Beige Metallic	20%
16U	Steel Gray Metallic	10%
22U	Superior Blue Metallic	5%
38U	Emerald Jewel Metallic	N/A
41U	Onyx Black	N/A
44U	Monterey Maroon Metallic	10%
50U	Summit White	20%
62U	Carbon Metallic	5%
67U	Liquid Silver Metallic	25%
86U	Magnetic Red Metallic	5%

3

05
Models	DeVille
SKD69

Package	XX

Required Options
Engine	STD
Trim
Heated Seat	5%
Radio	STD
Accent Stripe
Duel Power Seats	Available on WA7/WA8
Cruise Control	STD
U2K (XM Radio)	20%, U2K
Sunroof	10%

Exterior Colors
DeVille

Code	Description	Volume Percentage
15U	Light Cashmere	25%
23U	Green Silk	N/A
25U	Blue Chip	5%
40U	Cotillion White	25%
41U	Black raven	N/A
67U	Light Platinum	25%
68U	Blue Ice	10%
86U	Crimson Pearl (Extra charge)	N/A
88U	Thunder Gray	10%
93U	White Lightning (Extra Charge)	N/A

Interior Color

Code	Description	Volume Percentage
142	Dark Gray leather	10%
152	Shale Leather	35%
192	Black Leather	10%
292	Midnight Blue Leather	10%
312	Cashmere Leather	35%

1

Model	CTS
6DP69

Package	1SA

Required Options
Engine	STD
Trim	STD
Radio	STD
Feature Package	PDL
Dual Power Seats	Included w/PDL
Cruise Control	STD

Exterior Colors
CTS

Code	Description	Volume Percentage
25U	Blue Chip	5%
29U	Red Line	10%
41U	Black Raven	N/A
42U	Silver Smoke	10%
46U	Stealth Gray	10%
61U	Sand Storm	25%
62U	Moonstone	N/A
67U	Light Platinum	25%
92U	Silver Green	N/A
93U	White Lightning	15%

Interior Color

Code	Description	Volume Percentage
132	Light gray/Ebony Leather appointed seating surface	35%
192	Ebony leather apointed seating surface	30%
702	Light Neutral leather appointed seating surface	35%

2

GM Confidential

GENERAL MOTORS 2004 CALENDAR YEAR

DAILY RENTAL PROGRAM

RETURN STANDARDS and PROCEDURES

Effective for all vehicles returned on or after January 5, 2004

2004 Return Guidelines

Final: January 5, 2004

1

GM Confidential

The interpretation of these Guidelines is solely the discretion of General Motors Corporation.

I.              GENERAL CONDITION STANDARDS

A.           Vehicle Return Requirements

•                  Vehicle must be returned washed and vacuumed. Vehicles not meeting this criteria will be charged a $35 Dirty Interior Fee.

•                  Vehicles must have a minimum 1/4 tank of gasoline with the exception of Hawaii vehicles, which cannot exceed a 1/4 tank of gasoline.

•                  Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and keyless remotes/key fobs and all other remotes, included as original equipment.

B.             Title, Registration, Tax

•                  A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return.

•                  All vehicles must have a valid and current registration. State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

•                  In preparing the vehicle title for turn-back, the following areas are required:

1.               The seller must sign the title as seller.

2.               The lien must be released.

•                  Titles missing any requirements will be returned to the Daily Rental Company unless other arrangements have been made.

•                  Titles for all turn-back vehicles for the Daily Rental Companies must be received by the SGS Title Center within three (3) business days of vehicle turn-back to the address shown below. The vehicle turn-back date is considered the first day.

SGS Title Center

9805-C North Cross Center Court

Huntersville, NC 28078

•                  Vehicles at an auction waiting for title more than 30 days must be removed by the rental company. The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

C.             Collision Damage

•                  The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Rental Company or a GM Dealer.

•                  Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.

•                  Repair orders must accurately reflect all work performed and include all associated repair costs.

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•                  The inspection provider, on General Motors behalf, will request a Repair Order when:

1.              Previous repaired damage noted during the inspection does not agree with the disclosure.

2.              The dollar amount disclosed appears too high or low based on the visual inspection.

3.              The disclosed damage areas and the disclosed repair amount appear significantly out of line.

•                  Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date.

•                  The electronic disclosure must be checked in the appropriate box (Yes or No), confirming or denying previous damage. Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle (Refer VI, Vehicle Integrity).

•                  For 2002 MY and subsequent models, prior repairs cannot exceed $2250 for Category 1 vehicles, $2750 for Category 2 vehicles, $3250 for Category 3 vehicles and $4250 for Category 4 vehicles. These amounts exclude costs related to vehicle glass, tires, wheels and wheel covers, and Supplemental Inflatable Restraint (SIR) system components including air bags and other related major SIR parts such as modules, sensors and coils. “Loss of use charges” are also excluded. Vehicles exceeding these maximums are not eligible for turn-in. See Exhibit A, Vehicle Categories.

D.            Damage Allowance, Existing Damage and Previous Repairs

•                  GM will absorb the cost of repairs on those vehicles returned with less than or equal to $400 existing damage. Non-chargeable and chargeable items will be listed on the AD006 (Vehicle Condition Report) with charged items only being priced and applied to the $400 damage allowance per vehicle.

•                  GM will charge the Daily Rental Company for current damage in excess of the $400 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $400
SERVICE FEE

$0 TO $99
EQUAL TO AMOUNT OVER $400

$100 TO $1,099
$100

$1,100 TO $1,599
$200

•                  Vehicles with existing damage exceeding $2000 are not eligible for return.

•                  For “Poor Prior Repairs” valued at $500 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program.

•                  For “Poor Prior Repairs” valued at over $500, GM will consider the vehicle “Currently ineligible.”

3

•                  If a vehicle is identified as “currently ineligible” as a result of a tire problem, unacceptable glass, inoperable item (e.g. light or horn) or other mechanical reason, such as warranty repair, GM will allow the unit to be gate released, repaired for these reasons only, returned and  re-inspected without the Daily Rental Company having to repair the existing chargeable damages, regardless of dollar amount (over or under $400). The $75 Re-inspection Fee will apply.

•                  If the return unit has had partial repairs on any chargeable damage that was identified on the unit when it was originally inspected, the entire vehicle must be repaired to zero dollars ($0) chargeable. The intent is to not allow partial repairs to chargeable damages facilitating the avoidance of charges by the Daily Rental Company in bringing the current damages below the $400 chargeable allowance.

•                  Any vehicle with identified “Poor Prior Repairs,” totaling $500 or less, that is removed by the Daily Rental Company as a result of a tire problem, unacceptable glass, inoperable item (e.g. light or horn) or other mechanical reason, such as warranty repair, may repair the unit for the reason it was removed and return it without repairing the “Poor Prior Repairs” which will be charged as a MET Item.

•                  If a vehicle is removed to repair any existing damage and / or “Poor Prior Repairs,” all existing damage and / or “Poor Prior Repairs” must be repaired to GM standards prior to return. Repairs must bring the vehicle back to zero chargeable damage excluding MET items.

•                  Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV). Missing equipment are small items such as owners manual, cigarette lighters, etc. that are easily lost and/or replaced during turn-back.

E.              Vehicle Maintenance

•                  Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle. The repair/replacement of an engine or transmission failure that is due to non-compliance of vehicle maintenance will be chargeable to the Daily Rental Company whether at acceptance/receipt or sale. An authorized representative for General Motors will conduct inspections.

II.            NORMAL WEAR AND TEAR

Listed below are the “normal” vehicle wear and tear conditions. All damage beyond normal wear and tear will be charged back to the Daily Rental Company.

A.           SHEET METAL AND PAINT

The following are acceptable return conditions with regard to sheet metal and paint:

•                  Maximum of two dents per panel that are individually no larger than one (1) inch in diameter that does not break the paint.

•                  Paint less Dent Removal (PDR), see Exhibit B. page 13.

•                  Scratches or damages in the clear coat that do not penetrate to the color coat and can be removed during normal reconditioning.

•                  Chips to door, hood or deck lid edges that do not reach flat surfaces.

B.             CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:

•                  Stains that can be removed by normal reconditioning.

4

•                  Abrasions that visually are not offensive.

•                  Top structure must be operational and not damaged.

C.             FRONT AND REAR BUMPERS

The following are acceptable return conditions with regard to front and rear bumpers:

•                  Maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than 1/4 inch and not penetrating through the base material.

D.            TIRES

The following are acceptable conditions with regard to tires:

•                  All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts.

•                  All tires must match by size, make and type.

•                  Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F, GM Approved 2004 Replacement Tire Table, page 22.

•                  Tires with mushroom-type plug/s, installed from the inside out, in the tread only, are acceptable. All other plugs/ patches are not acceptable. General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle—with no right to review.

•                  Exhibit G, page 23, MET Tire Program, provides details for tire replacement under the MET program. This program is available to Daily Rental Companies at their discretion.

E.              WHEELS, COVERS AND ALUMINUM WHEELS

The following are acceptable return conditions with regard to wheels, covers and aluminum wheels:

•                  The face of the wheel cover may have a maximum of two (2) scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch. Scratches or scuffs within one inch of the outside edge of the wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) of the circumference of the wheel.

•                  Gouges of the base material are not acceptable on any part of the wheel.

F.              VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

•                  All lights/lamps must be operational. (Front, Rear, Side and Interior)

G.             INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

•                  All stains which can be removed by normal reconditioning.

•                  Maximum of one (1) bum that is not larger than one-quarter (1/4) inch in diameter and not through the backing material.

5

H.            CARPET RETAINERS/ SILL PLATES

The following are acceptable return conditions with regard to carpet retainers/sill) plates:

•                  Carpet retainers and sill plates must be in place.

•                  Minor surface scuffs/scratches are acceptable.

I.                 HEADER/LEADING EDGE OF HOOD

The following are acceptable return conditions with regard to header/leading edge of hood:

•                  Maximum of three chips each not larger than one-eighth (1/8) inch in diameter.

J.                VEHICLE GLASS

The following are acceptable return conditions with regard to windshields, rear windows or side windows:

•                  Glass other than windshields, will require replacement if there is any damage. No chips or scratches are allowed.

•                  Minor vertical scratches in the side glass will be acceptable and noted in the non-chargeable portion of the AD006.

•                  Obvious damage or abuse such as horizontal scratching from ice scrappers or car washes etc. would be charged as a replacement.

•                  Any damage or scratching of stationary side glass is a chargeable condition.

•                  General Motors vehicles are equipped with windshield glass supplied by the OEM’s listed in Exhibit H, GM Windshield Glass Manufacturers.

Windshields

•                  Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

•                  Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver’s side wiper area.

•                  Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the “Frit Band” (windshield outer perimeter darkened area) are non-chargeable.

•                  General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)

•                  Damaged windshields may be replaced under the terms of the MET program.

General Motors reserves the right to charge the Daily Rental Company $210 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge” — with no right to review. GM will monitor windshield replacements at each site and analyze any significant deviations from the norm.

III.           ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

All original equipment and accessories noted on the factory invoice must be on the vehicle. All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear

6

van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment. All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

•                  AFTER – MARKET EQUIPMENT

Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior GM Remarketing approval prior to installation. Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible.

IV.           MISSING EQUIPMENT PROGRAM (MET)

•                  The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Daily Rental Company replacing the part or accessories. MET items will be deducted from the repurchase payment to the Daily Rental Company. MET items will not be included as part of the $400 chargeable damage allowance (Refer to Section I-D page 3, Damage Allowance).

•                  Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for each missing mat or for the set if none are returned with the vehicle.

•                  Keyless remote / key fobs must be operational. Key fobs that are not functional will be charged $10 each for re-programming. Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob (s).

V.            OPERATING CONDITIONS

•                  A vehicle must comply with all aspects of the applicable program guidelines or it is not eligible for return.

•                  Each vehicle and all accessories shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.

•                  Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

VI.           VEHICLE INTEGRITY

Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject. Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

•                  Floor Panel / Trunk Floor

•                  Mid – Rail Assembly (See Exhibit D, part 1)

•                  Outer Rocker Panels / Pinch Welds

•                  Frame Rails / Rail Extensions

•                  Sub-Frame Assemblies (Engine Cradles) (See Exhibit D, part 2)

7

Total cosmetic repairs of 1 1/2 hours or less are acceptable on the following components provided there is no structural damage and the repairs meet GM standards:

•                  Frame Rail / Rail Extensions

•                  Apron / Upper Reinforcements

•                  Cowl Panel

•                  Hinge / Windshield “A” Pillar

•                  Center / “B” Pillar

The cosmetic repair time shown above is just that, cosmetic. This may include aligning the ends of the frame rails to align the bumper, etc. Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors. Cosmetic repairs to frame rails does not include adding body filler / Bondo. This practice will permanently reject the vehicle.

Repaired damage or replacement of the following components is acceptable:

•                  Radiator Core Support

•                  Frame Rail Extensions

•                  Engine Sub-Frame

•                  Outer Rocker Panel

•                  Rear Body Panel

•                  Quarter Panel (Proper Sectioning is Acceptable)

•                  Roof (Repair only, no repair to the Roof Rails)

VII.          LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Daily Rental Company may result, at GM’s discretion, in the Daily Rental Company being named as a participant in any litigation brought against GM. If a Daily Rental Company attempts to return vehicles with non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VIII.        GENERAL TURN-IN PROCEDURES

A.           FORECAST

1.               At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing by the Corporate Office of the Daily Rental Company of the following:

•                  Turn-in location

•                  Quantity

Mail this information to:

General Motors Corporation

Fleet and Commercial Operations-Remarketing

Renaissance Center

Tower 100,16th Floor

MC 482-A16-B36

Detroit, Ml 48265-1000

Attention:  Rental Support Group

2.               Two weeks prior to turn-in, the Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation. GM reserves the option to limit daily returns. Failure to comply with this procedure may

8

result in GM’s refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.             DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM. A list of GM approved locations is attached and is subject to change at GM’s discretion (Exhibit D). Normal operating hours for delivery is 8am to 5pm, Monday through Friday. The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

C.             INSPECTION

Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006. The initial vehicle inspection will be provided to the Daily Rental Company at General Motor’s expense. The Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection. Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

•                  The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

D.            REVIEWS

•                  The Met/Non-Met report WILL BE printed twice daily - at mid-day and end-of-business (5:00 PM). The end-of-day report will no longer contain the day’s summary but rather summarize what was completed after the mid-day report.

•                  Vehicle worksheets are printed and available throughout the day.

•                  Reviews can be conducted throughout the day. However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet. This will permit prompt shipment of vehicles. If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.

•                  Vehicles with current damage not exceeding $400 and MET charges collectively not exceeding $25 will be processed as written, with no right to review.

E.              ACCEPTANCE

•                  A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Daily Rental Company. The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

•                  The Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to the SGS Title Center: 9805-C NorthCross Center Court, Huntersville, NC 28078 in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day.

F.              PAYMENTS

9

•                  Repurchase payments will be issued within twenty-five (25) business days of General Motors acceptance as indicated on the General Motors Vehicle Condition Report and Acceptance Receipt Form AD006. For payment purposes, Monday through Friday is considered business days.

•                  General Motors does not staff, nor process repurchase payments during the Christmas holiday or any period of time General Motors is closed (e.g. two week mandatory shutdown during July). Payment processing will not resume until General Motors officially returns to work.

G.             REJECTS

•                  Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.

•                  Vehicles at an auction waiting for title more than 30 days must be removed by the rental company. The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned. General Motors and all approved turn-in locations are not responsible for any liability regarding rejected vehicles, not removed within three (3) business days.

H.            OTHER

•                  Mechanical and body shop labor rates used to calculate chargeable damage is determined by GM Remarketing and in effect through 12/31/04.

IX.           PERMANENTLY REJECTED VEHICLES

•                  Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation

Fleet and Commercial Operations - Remarketing

Renaissance Center

Tower 100,16th Floor

MC 482-A16-B36

Detroit, MI 48265-1000

•                                          Vehicles removed from the program for any reason become the responsibility of the Daily Rental Company. The Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

X.            MISCELLANEOUS ITEMS

A.           GENERAL RETURN FACILITY GUIDELINE

10

Any abuse of personnel or property at a GM authorized return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.             HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:
2004 CY - January 1st and 2nd , May 31st, July 5th September 6th, November 25th, and December 24th, through January 2nd, 2005. General Motors reserves the right to amend this list of dates at its discretion.

C.             CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

GM RENTAL SUPPORT GROUP
Colleen Douglas, Mgr.	313-665-1438	colleen.a.douglas@gm.com
Ray Nowowiecki, Avis/ Licensees	313-665-6458	ray. nowowiecki@gm.com
Thomas Martin, Vanguard Car Rental / Licensees and SGS	313-667-6434	thomas.martin@gm.com
Audre’ Walls, Hertz, ERAC/ All Other Rental Accounts	313-667-6444	audre.walls@gm.com
Michael Burt, CT Services, Inspection Procedures, Scrap and Salvage	313-665-1426	michael.d.burt@gm.com

11

EXHIBIT A

GENERAL MOTORS

VEHICLE CATEGORIES

#1 $2250	#2 $2750	#3 $3250	#4 $4250

Cavalier	Alero	Impala	Deville
Sunfire	Grand Am	Monte Carlo	Seville
Tracker	Malibu	Grand Prix	Park Avenue
Saturn S	‘04 Chevrolet Classic	Century	Aurora
*	*	‘04 Malibu
		Regal	Catera
		Saturn L	Saab
		Vibe	Corvette
* New/models to be added Q1 / 2004
		LeSabre	Suburban
		Bonneville	Yukon XL
Escalade
		Venture	Escalade EXT
		Montana/Transport	Hummer
Silhouette
*
TrailBlazer
S/T Blazer
S/T Jimmy
Envoy
Rainier
Bravada

Aztek
Rendezvous
Vue

Astro Van
Safari Van

Tahoe
Yukon

Express Vans
Savana Vans

Silverado
Sierra
Avalanche
*

12

EXHIBIT B

PAINTLESS DENT REMOVAL (PDR)

PROCESS AND LIMITATIONS

PDR Categories

•                  Size of rounded dent up to three (3) inches in diameter.

•                  Number of dings per panel, up to seven (7) per panel, at $50 per panel.

•                  Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.

•                  Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.

•                  One single dent up to six (6) inches in diameter, at $100.

PDR Process

The PDR process can be utilized in the repair of the following areas:

•                  Dings and dents varying in size and shape on vertical and horizontal panels.

•                  Minor creases, shallow palm prints and protrusions.

PDR Limitations

•                  Cannot be used inside two (2) inches from the outer perimeter of hood, roof and deck lid panels.

•                  Cannot be used inside one (1) inch around and fuel filler opening, wheel well lip, front pillar post, door panels and sail panel.

•                  Cannot be used on double panels and/or non-accessible panels.

•                  Creased that exceed six (6) inches will not be considered.

•                  Sharp creases, regardless of size, will not be considered.

•                  If the paint is broken, PDR is not to be considered.

•                  Hail damage is not eligible for PDR.

•                  No hole drilling will be acceptable in the PDR process.

•                  PDR is not to be used on prior repairs.

If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

13

EXHIBIT C

MET PROGRAM PRICE LIST

INTERIOR		PRICE
Engine Key		$4
Trunk Key		$4
Electronic Engine Key		$20
Keyless Remote (1) Includes programming		$65
Keyless Remote (2) Includes programming		$120
Keyless Remote Reprogram 1 or 2		$10
Cup Holder		$15
Cup Holder – Multiple		$30
Cigarette Lighter		$8
Cigarette Lighter – Multiple		$16
Ash Tray		$20
Ash Tray – Multiple		$40
Ash Tray with Lid		$23
Dome Light Cover		$5
Dome Light Cover – Multiple		$10
Radio Knob		$5
Interior Emblem		$8
Interior Emblem – Multiple		$16
Seat Belt Molding		$5
Hanger Hook		$5
Manual – Cadillac		$25
Manual – All Other		$10
Trunk Mat – Cadillac		$34
Spare tire cover (Passenger car - trunk)		$45
Floor Mats – Front – Passenger Car	‘04 – ‘05 MY ONLY	$34
Floor Mats – Rear – Passenger Car	‘04 – ‘05 MY ONLY	$24
Floor Mats – Front – SUV	‘04 – ‘05 MY ONLY	$40
Floor Mats – Rear – SUV	‘04 – ‘05 MY ONLY	$45
Floor Mats – Front – Van	‘04 – ‘05 MY ONLY	$22
Floor Mats – Rear – Van	‘04 – ‘05 MY ONLY	$30
Floor Mat – Cargo Area – SUV and Van	‘04 – ‘05 MY ONLY	$50
Navigational Map Disc (9)		$990
Navigational Map Disc		$750
9 Nav. Disc Carrying Case		$25
Dirty Interior		$35
Cooler Aztek		$65
U – Van Air Kit		$101
Misc. MET #1		$10
Misc. MET #2		$20
Misc. MET #3		$30
Mobile Office Package		$204
Organizer Package Cargo		$120
Emergency Highway Package		$75
Cargo Shade		$108
Cargo Package Shelf		$180
Hawaii Outer Island Shipping Fee		$75
Hawaii Ship Back Surcharge, ‘02 MY vehicle and subsequent		$100

14

13 Inch Tire	$110
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire U	$195
16 Inch Tire T	$210
17 Inch Tire	$240
EXTERIOR
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$55
Spare Tire Hanger – Van	$50
Spare Tire Cover – Truck only	$72
Antenna Mast	$8
Hood Ornament	$25
Plastic Lug Nut Cover	$13
Windshield Glass	$210

To facilitate throughput of the vehicle, the MET item value is not charged against the $400 damage allowance.

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins. Examples of these items are:

•                  Missing/broken knobs and switches

•                  Loose rear speaker wires

•                  Missing windshield washer cap

•                  Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1	$10
MET #2	$20
MET #3	$30

Hawaii Outer Island Shipping Fee	$75

Hawaii Ship-Back Surcharge applies to 2002 and subsequent models	$100

“Poor Prior Repairs” – Maximum	$500

Vehicles will be accepted with “Poor Prior Repairs” up to $500 and charged as a MET item if requested by the Daily Rental Company (refer to I-D, Damage Allowance, Normal Wear and Tear).

15

EXHIBIT D, PART 1

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel. They are welded to the Torque Box and the vehicle floor pan.

ACCEPTABLE DAMAGE

•                  Minor dents in the Torque Box Cover not caused by collision.

•                  Minor dents in the surface of the Mid-Rail that do not bulge the sides of the rail.

•                  Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.

•                  Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.

•                  Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

REPAIRS

•                  There are no acceptable or approved repairs.

CAUTIONS / CONCLUSION

•                  TIE DOWN HOLES

Mid – Rails are not a component of vehicle tie down. Stamped holes in the Mid – Rail cannot not be used for vehicle tie down. Tie down slots are typically 18mm X 35mm reinforced slots in the underbody. Four to six slots per vehicle are engaged via common hardware to secure a vehicle to commercial transportation equipment.

•                  JACKING AND LIFTING

Significant damage to the Mid – Rail can occur from improper lifting.

Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owners Manual and Shop Manual.

EXHIBIT D, PART 2

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle. Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris. These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment. The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part. Sectioning or pulling this part is not allowed.

16

EXHIBIT E: 1 of 4

GM REMARKETING VEHICLE TURN-IN LOCATIONS

The turn in locations listed below are at GM’s discretion, and are subject to change.

Alabama
ADESA BIRMINGHAM
804 Sollie Dr.
Moody, AL 35004-0817
(205) 640-4640

Arizona
PHOENIX DIST. CENTER
733 East Southern Pacific Drive
Phoenix, AZ 85034
(602) 252-4805

California
BENICIA DIST. CENTER
2850 Harbor Way
Benicia, CA 94510
(707) 751-3839

MIRA LOMA DIST. CENTER
4500 Ettwanda Ave
Mira Loma, CA 91752
(909) 685-9407

SAN DIEGO DIST. CENTER
1300 Crosby Street/Cesar Chavez Pky.
San Diego, CA 92113
(619) 231-4710

Colorado
DENVER DIST. CENTER
9900 I-76 Service Road
Henderson, CO 80640
(303) 286-0317

Connecticut
SOUTHERN AUTO AUCTION
164 South Main St.
East Windsor, CT 06088-0388
(860) 627-0816

Florida
ORLANDO DIST. CENTER
1600 Pine Avenue
Orlando, FL 32205
(407) 438-5505

ADESA JACKSONVILLE
5761 West 12th Street
Jacksonville, FL 32254
(904) 786-3990

PALM CENTER DIST. CENTER
15400 Corporate Road West
Jupiter, FL 33614
(561) 625-9615

TAMPA DIST. CENTER
6801 Anderson Road
Tampa, FL 33614
(813) 888-9469

Georgia
ATLANTA AUTO AUCTION
4900 Buffington Rd.
Red Oak, GA 30272
(404) 766-1078

Hawaii
HONOLULU DIST CENTER
Pier 51 B
Sand Island Road
Honolulu, HI 96819
(808) 848-8146

Illinois
WEST CHICAGO DIST. CENTER
701 N. Kress Road
West Chicago, IL 60185
630-562-2758

17

Indiana
ADESA INDIANAPOLIS
2950 East Main Street
Indianapolis, IN 46168
(317) 838-5777

Kentucky
MID-AMERICA AUTO AUCTION
620 West Shipp Avenue
Louisville, KY 40208
(502) 458-8984

Louisiana
ARK-LA-TEX AUTO AUCTION
7666 Highway 80 W.
Shreveport, LA 71109
(318) 938-1588

Maryland
BALTIMORE / JESSUP
8459 Dorsey Run Road
Jessup, MD 20794
(301) 362-9609

Massachusetts
ADESA BOSTON / FRAMINGHAM
63 Western Avenue
Framingham, MA 01701
(508) 620-2959

Michigan
WOODHAVEN DIST. CENTER
22000 Hayden Drive
Woodhaven, Ml 48183
734-675-5139

ABC WEST MICHIGAN
4758 Division St.
Moline, Ml 49335
(616) 877-2020

FLINT / COLDWATER (GMAC ONLY)
1245 East Coldwater Road
Flint, Ml 48505
(810) 785-0920

Minnesota
ST. PAUL DIST. CENTER
564 Drake Street
St. Paul, MN 55102
(651) 298-8330

Mississippi
MISSISSIPPI AUTO AUCTION
7510 US Hwy. 49 North
Hattiesburg, MS 39402
(601) 261-0799

Missouri
METRO AUTO AUCTION OF KC
1121 S.E. Browning
Lee’s Summit, MO 64063
(816) 246-6008

ST. LOUIS AUTO AUCTION
13813 St. Charles Rock Road
Bridgeton, MO 63045
(314) 291-7322

Montana *** CLOSED***
~~BILLINGS AUTO AUCTION~~
~~921 Ceriso Road~~
~~Billings, MT 59102~~
~~(406) 254-2451~~

Nebraska
OMAHA AUTO AUCTION
9201 S. 144th St.
Omaha, NE 68138
(402) 894-5855

Nevada
LAS VEGAS DIST. CENTER
4740 East Tropical Parkway
Las Vegas, NV 89115
(702) 643-3643

New Jersey
PORT NEWARK DIST. CENTER
Lot B Craneway Street
Port Newark, NJ 07114
(973) 274-1737

New Mexico
ALBUQUERQUE AUTO AUCTION
102 Woodward
Albuquerque, NM 87102
(505) 248-1641

18

New York
ADESA BUFFALO
12200 Main Street
Building B
Akron, NY 14001
(716) 542-4403

STATE LINE AUTO AUCTION
830 Talmadge Hill Road
Waverly, NY 14892
(607) 565-3533

North Carolina
STATESVILLE AUTO AUCTION
I-77 and Hwy 21 North
Statesville, NC 28676
(704) 876-6920

Ohio
COLUMBUS FAIR AA
5050 Groveport Road
Columbus, OH 43207
(614) 497-1710

LORDSTOWN DIST. CENTER
2188 Lyntz Road
Warren, OH 44481
(330) 824-2904

Oklahoma
DEALERS AUTO AUCTION OF
OKLAHOMA CITY
1028 S. Portland Ave.
Oklahoma City, OK 73108
(405) 232-3921

Oregon
PORTLAND AUTO AUCTION
11919 North Jantzen Avenue
Oklahoma City, OK 73107
(503) 286-8884

Pennsylvania
BUTLER AUTO AUCTION
145 Lindsay Road
Zelienople, PA 19014
(724) 452-2272

TWIN OAKS DIST. CENTER
147B Conchester Hwy.
Aston PA 19041
(610) 494-7215

South Carolina
CLANTON’S AUTO AUCTION
Hwy. 34 West
1111 Harry-Bird Hwy.
Darlington, SC 29532
(843) 393-1141

Tennessee
ADESA MEMPHIS
5400 Getwell Rd.
Memphis, TN 37210
(901) 365-8978

NASHVILLE AUTO AUCTION
8400 Eastgate Blvd.
Mt. Juliet, TN 37122
(615) 773-4967

Texas
UNION PACIFIC / MESQUITE
9211 Forney Road
Dallas, TX. 75227
(214) 381-0124

SAN ANTONIO AUTO AUCTION
4701 North Pan Am Expressway
San Antonio, TX 78218
(210) 826-5102

WESTFIELD DIST, CENTER
20909 Hardy Road
Houston, TX 77073
(281) 821-3737

Utah
UTAH AUTO AUCTION
1650 W. 500 South
West Bountiful, UT 84087
(801) 299-9871

19

Washington
KENT DIST. CENTER
27430 72nd Avenue South
Kent, WA 980302
(253) 854-3076

Wisconsin
MILWAUKEE DIST. CENTER
8716 North Granville Road
Milwaukee, Wl 52224
(414) 365-2699

20

EXHIBIT F

GM Approved 2003 / 2004 MY Replacement

Tire Table

For Electronic Receipt,
See Exhibit E 2003 / 2004 MY Replacement Tire Table.xls file

21

EXHIBIT G

MET Tire Program Replacement Tires

Effective: January 2, 2002

A MET code will be applied in the event a tire does not comply with certain parameters.

There are many advantages for such a program. For the Rental Companies, it will eliminate the delay in processing the vehicle for payment, reduce the necessity for the administrative expense of removal and return of the vehicle in the event a tire must be replaced. It will reduce the time and expense of SGS for the administrative expense for the gate release and re-inspection, and finally, it will improve the throughput for General Motors. The MET Charges are as follows:

MET Number	Tire Size	MET Charge

00000168	13 Inch	$110.00
00000169	14 Inch	$120.00
00000170	15 Inch	$130.00
00000171	16 lnchP	$160.00
00000207	16 InchU	$195.00
00000208	16 InchT	$210.00
00000206	17 Inch	$240.00

Legend:

16P – Passenger Car

16U – Venture, Silhouette and Montana Vans

16T – Blazer, TrailBlazer, Envoy, Bravada Sport Utilities, Light Truck

Exceptions:

Since the turn-back locations have no repair facilities and space is limited, a vehicle returned with a flat tire will not be accepted. Moreover, the Tire MET charges for a vehicle is limited to two (2) tires per vehicle. Since we have assured the Auctions we will monitor this activity and keep it to a minimum as indicated by the Rental Companies, GM will maintain the option to cancel the program.

If there are any questions, please contact your GM Representative in the GM Remarketing Department.

22

EXHIBIT H

GM WINDSHIELD GLASS MANUFACTURERS

AP Technoglass

Asahi / Asahi of America

Carlex

Pilkington

Guardian

L.O.F.

PPG

Sekurit

Vitro

23

Attachment 2

YT1 Parameters and Rates
2005 Model Year Program

Vehicle Segment	Depreciation	Comments
$/month
Up To 10% Of Each Carline
Brand	1st/2nd Cycle
Holding period
5 month min - 12 month maximum

Small:
Aveo	320/350	Damage Allowance - $400
Cavalier	320/350
Cobalt	330/350
Sunfire	320/350	0-150 days in Service
Ion	320/350	19,000 Free Miles

Compact:
Grand Am	375/395	151-365 days in Service
G6	375/395	24,000 Free Miles
Vibe	375/395

MidSize:		$0.27/mile mileage penalty
Malibu	380/410
Classic	380/410
Century	375/390	In-Service Date (Expiration in Transit + 5 Days):
Monte Carlo	380/410	First Cycle - Up To January 31, 2005
Impala	380/410	Second Cycle - Feb 1, 2005 and Beyond
Grand Prix	380/410
LaCrosse	390/420
Saturn L	375/405
GTO	450/500

Large:
Bonneville	410/440
LeSabre	410/440

Luxury:
Park Avenue	400/410
DeVille	545/570
STS	955/975
CTS	645/670

Lt-Duty Truck:
Venture	365/395
Montana	365/395
Montana SV6	365/395
Uplander	365/395
Terraza	365/395
Relay	365/395
Colorado	380/425
Canyon	380/425
Blazer	365/385
VUE	365/385
TrailBlazer	380/410
Equinox	375/395
Rainier	375/405
Envoy	375/405
SRX	775/825
Express Van	360/390
Savana Van	360/390
Silverado/Avalanche	370/400
Sierra	370/400
Tahoe	490/520
Yukon	490/520
Suburban	490/520
Yukon XL	490/520
SSR	650/750
Aztek	375/395
Rendezvous	375/395
Escalade	575/600

14

Attachment 2A

GM Fleet & Commercial Operations

2005 MY Volume Planning

VCR Group USA Inc.

	GM	YT1 Program
	Proposal	Volume	% Cap
Aveo
Cobalt
Cavalier
Vibe
Saturn ION
Sunfire 2Dr
Total Small

G5
Grand Am
Total Compact

Malibu
Century
LaCrosse
Grand Prix
Saturn L
Classic
Monte Carlo
Impala
GTO
Total Midsize

LeSabre
Bonneville
Total Fullsize

Park Avenue
Deville
STS
SAAB
CTS
Total Luxury
[REDACTED]
Equinox
Saturn VUE
Blazer
Trailblazer
Buick Rainier
SSR
Envoy
Cadillac SRX
Tahoe
Yukon
Escalade
Suburban
Yukon XL
Total Utility

Canyon
Silverado
Colorado
Sierra
Total Pickup

Astro
Safari
Montana
Montana SV6
Venture
Uplander
Express
Terraza
Savana
Total Van

Buick Rendevous
Pontiac Aztek
Total Cross Over
Total	230,000

Attachment 3

General Motors Corporation

2005 Model Year

Repurchase-Rental Reclassification Program

A.            Program Guidelines:

Vehicles eligible for the repurchase-rental reclassification program must have an average of [REDACTED] miles prior to resale in the used car market. It is the rental account’s responsibility to maintain on file verification of vehicle mileage at the time the vehicle is sold in the used car market. GM reserves the right to audit the rental company to insure compliance with this guideline.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location are not eligible for reclassification.

Permanently rejected auction vehicles for reasons of frame, fire or flood damage, will be considered eligible for reclassification incentive allowances.

Vehicles selected for reclassification by the rental customer, which are not deemed “permanent rejects” must have been used exclusively in daily rental business, and must comply with the terms and conditions outlined in GM’s National Fleet Purchase Program for the appropriate 2005 model year.

B.            Application Requirements:

Application for payment will be accepted on a quarterly basis.

Reclassification applications must be submitted to RIMS using an FTP service i.e. FileDrive in the DE_ENROLL file format.

C.            Final date of submission for payment for the 2005 Model Year:
June 30, 2007

D.            General Policy Guidelines:

Rental customer agrees to retain any documents or records relevant to vehicles purchased under this program and/or claims submitted for payment under this program for two years after the close of this program. Rental customer agrees to permit any designated representative of GM to examine audit and take copies of any accounts and records the rental customer is to maintain under this program. The rental customer agrees to make such accounts readily available at its facilities during regular business hours. GM agrees to furnish the rental customer with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

Attachment 3

2005 MY Reclassification Program

	Invoice Credit	Negotiating Funds Allocation	Total Cost
	$/Unit	$/Unit	$/Unit
VANGUARD
Vehicle Line Mix:

Aveo
Cavalier
Cobalt
Vibe
Saturn ION
Sunfire 2Dr
Grand Am
G6

Malibu
Impala
Century
Classic
Saturn L
Monte Carlo
Grand Prix
LaCrosse
GTO

Bonneville
LeSabre
Park Avenue
Deville
STS
SAAB
CTS
[REDACTED]
Venture
Montana
Montana SV6
Uplander
Terraza
Astro
Safari

Canyon
Colorado
Blazer
TrailBlazer
Envoy
Rainer

SSR
SRX
Canyon
Colorado
Saturn VUE
Chev Full Size Van
GMC Full Size Van
Chev C/K Truck
GMC Sierra
Chev Tahoe
GMC Yukon
Chev Suburban
GMC Yukon XL
Escalade
Rendezvous
Aztek
Equinox

Attachment 4

2005MY GM Rental Advertising Guidelines

1.     In all mediums, the phrase “X Rental Company features GM vehicles” must be stated in copy size type, and not in disclaimer size type. In print this translates to no smaller than 10 pt. type, and for TV the copy should be larger than the network standard for legal disclaimers of 22 scan lines.

2.     Please note that the phrase must use the word “vehicles” and not “cars.”

3.     In TV, the phrase must be on the screen long enough for an average person to notice and read it. For reference purposes, the network standard for the length of time a legal disclaimer must be on the screen is three seconds for the first line and one second for the following lines. Obviously, we would want to be on longer than this if possible.

4.     A full shot of the vehicle must be displayed, particularly in TV ads. We prefer to have our vehicles identifiable by sight as well as in print.

5.     All vehicles must be identified by manufacturer and nameplate, i.e. Chevrolet Blazer, in print next to the vehicle, as well as in any accompanying copy.

6.     In TV spots, the same identification must be in print or given verbally.

7.     All vehicles used in rental car spots must be stock vehicles, with no alterations.

8.     Any person in a moving vehicle must be shown with their seatbelt on. This point is non-negotiable with our Legal Staff.